As filed with the Securities and Exchange Commission on May 17, 2016

Securities Act File No. 333-208957

Investment Company Act File No. 811-07920

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3	☐ Post-Effective Amendment No.

WESTERN ASSET HIGH INCOME

OPPORTUNITY FUND INC.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

Jane E. Trust

Legg Mason & Co., LLC

100 International Drive

Baltimore, MD 21202

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($.001 par value)	45,553,786	$5.15	$234,602,000	$23,624.42

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

            , 2016

Dear Stockholder:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Managed High Income Fund Inc. (“MHY”) and Western Asset High Income Opportunity Fund Inc. (“HIO” and together with MHY, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 30, 2016 at 11:00 a.m., Eastern Time, for the purposes of considering and voting upon the following:

Proposal 1: A proposal to approve the merger of MHY with and into HIO in accordance with the Maryland General Corporation Law (the “Merger”).

Proposal 2A: A proposal for MHY stockholders to approve a fundamental investment policy regarding senior securities.

Proposal 2B: A proposal for HIO stockholders to approve a fundamental investment policy regarding senior securities.

The attached Proxy Statement/Prospectus asks for your approval of the proposals. After careful consideration, the Board of each Fund recommends that you vote “FOR” the each proposal.

As a result of the Merger, each share of common stock of MHY would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIO, based on the net asset value of each Fund on the date preceding the Merger. HIO will not issue fractional shares to MHY stockholders. In lieu of issuing fractional shares, HIO will pay cash to each former holder of MHY common stock in an amount equal to the value of the fractional shares of HIO common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common stock of HIO will remain issued and outstanding.

Both MHY and HIO are closed-end, diversified management investment companies listed on the New York Stock Exchange. MHY’s primary investment objective is high current income. Capital appreciation is a secondary objective. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

The Board believes that the Merger is in the best interests of both MHY stockholders and HIO stockholders. MHY and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow MHY stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

In addition, in connection with the Merger, MHY and HIO have proposed a fundamental investment policy regarding senior securities. Since inception, each Fund has not issued senior securities and has no intention to do so in the future. As a result, the stockholders of each Fund are being asked to approve a fundamental investment policy pursuant to which each Fund may not issue senior securities, except in accordance with such Fund’s policy regarding borrowing money. If the stockholders of each Fund approve the fundamental investment policy, there will be no change in how their Fund is managed. With respect to MHY, the approval of the Merger (Proposal 1) is not contingent upon the approval of the fundamental investment policy (Proposal 2A). However, with respect to HIO, the approval of the Merger (Proposal 1) is contingent upon the approval of the fundamental investment policy (Proposal 2B).

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposal to be voted on, please call Georgeson Inc. at 1-800-891-3214.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Jane E. Trust

President and Chief Executive Officer

Western Asset Managed High Income Fund Inc.

Western Asset High Income Opportunity Fund Inc.

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WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes (i) a proposal to merge Western Asset Managed High Income Fund Inc. (“MHY”) with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with MHY, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”) and (ii) a separate proposal for each Fund to adopt a fundamental investment policy regarding senior securities.

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposals. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the proposals.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.    As a stockholder of either MHY or HIO, you are being asked to vote in favor of (i) a proposal to merge MHY with and into HIO in accordance with the Maryland General Corporation Law and (ii) a separate proposal for each Fund to adopt a fundamental investment policy regarding senior securities.

Q.	How will the Merger affect me?

A.    If the Merger is approved, MHY will be merged with and into HIO in accordance with the Maryland General Corporation Law. MHY’s assets and liabilities will be combined with the assets and liabilities of HIO, and stockholders of MHY will become stockholders of HIO.

As a result of the Merger, each share of common stock of MHY would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of HIO, based on the net asset value of each Fund on the date preceding the merger. HIO will not issue fractional shares to MHY stockholders. In lieu of issuing fractional shares, HIO will pay cash to each former MHY stockholder in an amount equal to the value of the fractional shares of HIO common stock that the investor would otherwise have received in the merger. The currently issued and outstanding shares of HIO common stock will remain issued and outstanding. Stockholders of HIO will be stockholders in a larger fund.

Upon the consummation of the Merger, all shares of MHY common stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates or book entry shares which, immediately prior to the effective date of the Merger, represented such shares of the MHY common stock shall cease to have any rights with respect thereto, except the right to receive the consideration described above.

Q.	Why is the Merger being recommended?

A.    The Board of Directors of each Fund believes that the Merger is in the best interests of both MHY stockholders and HIO stockholders. MHY and HIO have near identical investment objectives and substantially similar policies and strategies, which will allow MHY stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	Why is a fundamental investment policy being recommended?

A.    In connection with the Merger, MHY and HIO have proposed a fundamental investment policy regarding senior securities. Since inception, each Fund has not issued senior securities and has no intention to do so in the future. As a result, the stockholders of each Fund are being asked to approve a fundamental investment policy pursuant to which each Fund may not issue senior securities, except in accordance with such Fund’s policy regarding borrowing money. If the stockholders of each Fund approve the fundamental investment policy, there will be no change in how their Fund is managed. With respect to MHY, the approval of the Merger (Proposal 1) is not contingent upon the approval of the fundamental investment policy (Proposal 2A). However, with respect to HIO, the approval of the Merger (Proposal 1) is contingent upon the approval of the fundamental investment policy (Proposal 2B).

After careful consideration, MHY’s Board of Directors, including all of the Independent Directors, and HIO’s Board of Directors, including all of the Independent Directors, unanimously recommend that you vote FOR the fundamental investment policy regarding senior securities.

Q.	Are HIO’s investment objectives and policies similar to those of MHY?

A.    MHY and HIO have near identical investment objectives and substantially similar policies and strategies.

MHY’s primary investment objective is high current income. Capital appreciation is a secondary objective. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation.

Under normal market conditions, MHY will invest at least 80% of its assets in high-yield corporate bonds, debentures and notes. Up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. In addition, MHY may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights. HIO does not use leverage for investment purposes. In addition, HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. Furthermore, HIO may invest up to 15% of its assets in illiquid securities.

The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How will the Merger affect fees and expenses?

A.    Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to MHY. MHY pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of MHY’s average daily net assets. Similarly, HIO currently pays LMPFA, which is also HIO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of average daily net assets.

Although HIO’s investment management fee is identical to MHY’s, MHY also pays 0.14% in other expenses based on its average daily net assets, whereas HIO only pays 0.09% in other expenses based on its average daily net assets. It is anticipated that MHY’s shareholders’ total expense ratio will decline by 0.05% and HIO’s shareholders’ total expense ratio will remain the same as a result of the Merger.

2

Q.	What are the Funds’ capital loss carryovers?

A.    As of their most recent fiscal year ends, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

MHY (as of February 29, 2016)				HIO (as of September 30, 2015)
	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger		Amount of Carryforward	Fiscal Year of Expiration Prior to Merger
	$(25,394,492)	No Expiration	(1)	$(24,092,664)	No Expiration	(1)
	(6,640,949)	2/28/2017		(2,157,094)	9/30/2016
	(35,714,593)	2/28/2018		(17,968,287)	9/30/2017
	(5,212,866)	2/28/2019		(49,024,877)	9/30/2018
				(11,684,123)	9/30/2019

Total	$(72,962,900)			$(104,927,045)

(1)

Both Funds are permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to their other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Funds’ other capital losses listed above.

Q.	Will I have to pay any taxes as a result of the Merger?

A.    The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. MHY stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares. As a condition to the closing of the Merger, MHY and HIO will each receive an opinion of counsel to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	Who will pay for the Merger?

A.    The costs of Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $212,100 for MHY and approximately $262,500 for HIO. LMPFA, or an affiliate thereof, will bear 50% of each Fund’s Merger costs whether or not the Merger is consummated.

Q.	How does the Board of each Fund recommend that I vote on the Merger?

A.    After careful consideration, MHY’s Board of Directors, including all of the Independent Directors, and HIO’s Board of Directors, including all of the Independent Directors, unanimously recommend that you vote FOR the Merger.

Q.	What will happen if the Merger is not approved?

A.    If the Merger is not approved, MHY and HIO will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of such Fund’s stockholders, including reproposing the Merger.

Q.	When is the Merger expected to happen?

A.    If each Fund’s stockholders approve the Merger, the Merger is expected to occur on or about July 15, 2016.

Q.	Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of each Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of Directors of each Fund can be implemented. We encourage all stockholders to participate in the governance of each Fund.

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Q.	Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Georgeson Inc., the proxy solicitor, at 1-800-891-3214.

Q.	How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

A stockholder may revoke a proxy at any time on or before the Meeting by (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Funds at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposals.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

NOTICE OF A JOINT SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Managed High Income Fund Inc. (“MHY”) and Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with MHY, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 30, 2016 at 11:00 a.m., Eastern Time, to consider and vote upon the following:

Proposal 1: A proposal to approve the merger of MHY with and into HIO in accordance with the Maryland General Corporation Law (the “Merger”).

Proposal 2A: A proposal for MHY stockholders to approve a fundamental investment policy regarding senior securities.

Proposal 2B: A proposal for HIO stockholders to approve a fundamental investment policy regarding senior securities.

The Board of each Fund recommends that you vote “FOR” the proposals upon which you are being asked to vote.

Stockholders of record at the close of business on May 12, 2016 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Western Asset Managed High Income Fund Inc.

Western Asset High Income Opportunity Fund Inc.

            , 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to MHY involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

2

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 17, 2016

PROXY STATEMENT/PROSPECTUS

            , 2016

PROXY STATEMENT FOR:

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

PROSPECTUS FOR:

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Managed High Income Fund Inc. (“MHY”) and Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with MHY, the “Funds”) for a Joint Special Meeting of Stockholders (the “Meeting”) for each Fund. The Meeting will be held Thursday, June 30, 2016 at 620 Eighth Avenue, 49th Floor, New York, New York at 10:00 a.m., Eastern Time. At the Meeting, stockholders of MHY and HIO will be asked to consider and vote upon the following:

Proposal 1: A proposal to approve the merger of MHY with and into HIO in accordance with the Maryland General Corporation Law (the “Merger”).

Proposal 2A: A proposal for MHY stockholders to approve a fundamental investment policy regarding senior securities.

Proposal 2B: A proposal for HIO stockholders to approve a fundamental investment policy regarding senior securities.

If the Merger is approved, each share of common stock, par value $0.001 per share, of MHY (the “MHY Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of HIO (the “HIO Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. HIO will not issue fractional HIO Common Shares to holders of MHY Common Shares. In lieu of issuing fractional shares, HIO will pay cash to each former holder of MHY Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger. Although the HIO Common Shares received in the Merger will have the same total net asset value as the MHY Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the MHY Common Shares, based on current market prices persisting at the time of the Merger. All HIO Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

The Board believes that the Merger is in the best interests of both MHY stockholders and HIO stockholders. MHY and HIO have nearly identical investment objectives and substantially similar policies and strategies, which will allow MHY stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

MHY was incorporated in Maryland on December 24, 1992; HIO was incorporated in Maryland on July 30, 1993. Both MHY and HIO are closed-end, diversified management investment companies listed on the NYSE.

MHY’s primary investment objective is high current income. Capital appreciation is a secondary objective. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation. The current investment policies of HIO, which differ from those of MHY, will continue unchanged if the Merger occurs. Please see “Proposal 1—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 1—Information About the Proposed Merger-The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for HIO Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of HIO Common Shares in the Merger.

Assuming the holders of MHY Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” MHY, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 1— Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

In addition, in connection with the Merger, MHY and HIO have proposed a fundamental investment policy regarding senior securities. Since inception, each Fund has not issued senior securities and has no intention to do so in the future. As a result, the stockholders of each Fund are being asked to approve a fundamental investment policy pursuant to which each Fund may not issue senior securities, except in accordance with such Fund’s policy regarding borrowing money. If the stockholders of each Fund approve the fundamental investment policy, there will be no change in how their Fund is managed. With respect to MHY, the approval of the Merger (Proposal 1) is not contingent upon the approval of the fundamental investment policy (Proposal 2A). However, with respect to HIO, the approval of the Merger (Proposal 1) is contingent upon the approval of the fundamental investment policy (Proposal 2B).

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about MHY and HIO that you should know before voting on the proposals described below.

A Statement of Additional Information (“SAI”) dated             , 2016, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as MHY’s

ii

Annual Report to Stockholders for the Fiscal Year Ended February 29, 2016, filed on April 25, 2016 (accession no. 0001193125-16-554185) and HIO’s Annual Report to Stockholders for the Fiscal Year Ended September 30, 2015, filed with the SEC on November 24, 2015 (accession no. 0001193125-15-386792), and, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning HIO (File No. 811-07920) and MHY (File No. 811-07396) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting MHY and HIO at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-208957) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

MHY Common Shares are listed on the NYSE under the symbol “MHY,” and HIO Common Shares are listed on the NYSE under the symbol “HIO.” After the Closing Date, HIO Common Shares will continue to be listed on the NYSE under the symbol “HIO.”

The information contained herein concerning MHY and HIO has been provided by, and is included herein in reliance upon, MHY and HIO, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

iii

PROPOSAL 1—TO APPROVE THE MERGER OF MHY WITH AND INTO HIO IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Merger

The Board believes that the Merger is in the best interests of both MHY stockholders and HIO stockholders. MHY and HIO have nearly identical investment objectives and substantially similar policies and strategies, which will allow MHY stockholders to continue to have exposure to high-yield fixed income securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on November 11 and 12, 2015, the Boards of MHY and HIO, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each MHY Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full HIO Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Closing Date;

•

each holder of MHY Common Shares will become a holder of HIO Common Shares and will receive, on the Closing Date, that number of HIO Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s MHY Common Shares as of the close of business on the business day preceding the Closing Date; and

•

HIO will not issue any fractional HIO Common Shares to MHY stockholders. In lieu thereof, HIO will pay cash to each former holder of MHY Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger.

If the Merger is not approved, each Fund will continue as a separate investment company, and the Boards of MHY and HIO will consider such alternatives as they determine to be in the best interests of their respective stockholders, including reproposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger-Reasons for the Merger and Board Considerations,” the Boards of MHY and HIO, including all of the Independent Directors, have concluded that the Merger would be in the best interests of each Fund, and that the interests of the holders of MHY Common Shares and HIO Common Shares would not be diluted as a result of the Merger. The Board of each Fund, therefore, is hereby submitting the Merger to the holders of MHY Common Shares and HIO Common Shares and recommends that stockholders of MHY and HIO vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of MHY’s “Continuing Directors” as that term is defined in MHY’s charter, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding MHY Common Shares. Similarly, because the Merger has been approved by at least 75% of HIO’s “Continuing Directors” (as that term is defined in HIO’s Bylaws) approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding HIO Common Shares. See “Voting Information” below. If stockholders of each Fund approve the Merger, the Closing Date of the Merger is expected to be on or about July 15, 2016.

Prior to completion of the Merger, MHY and HIO will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by MHY (except for consequences regularly attributable to a termination of MHY’s taxable year) or (subject to the following sentence) the holders of MHY Common Shares as a result of the Merger, (ii) the aggregate tax basis of the HIO Common Shares (including fractional HIO Common

Shares purchased by HIO) received by the holders of MHY Common Shares will be the same as the aggregate tax basis of the holders’ MHY Common Shares immediately prior to the completion of the Merger and (iii) a holder’s holding period for HIO Common Shares (including that of fractional HIO Common Shares purchased by HIO) will generally be determined by including the period for which such stockholder held MHY Common Shares converted pursuant to the Merger, provided that such shares were held by such stockholder as capital assets. Holders of MHY Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

MHY and HIO have nearly identical investment objectives and substantially similar policies and strategies.

MHY’s primary investment objective is high current income. Capital appreciation is a secondary objective. Similarly, HIO’s primary investment objective is to seek high current income. As a secondary objective, HIO seeks capital appreciation.

Under normal market conditions, MHY will invest at least 80% of its assets in high-yield corporate bonds, debentures and notes. Up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. In addition, MHY may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

In seeking to fulfill its investment objectives, HIO invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights. In addition, HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars. Furthermore, HIO may invest up to 15% of its assets in illiquid securities.

The current investment objectives and policies of HIO will continue unchanged if the Merger occurs.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds-Investment Objectives,” “-Principal Investment Strategies,” “-Fundamental Investment Restrictions” and “-Risk Factors.”

Effect on Expenses

LMPFA provides administrative and certain oversight services to MHY. MHY pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of MHY’s average daily net assets. Similarly, HIO currently pays LMPFA, which is also HIO’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of average daily net assets. Although HIO’s investment management fee is identical to MHY’s, MHY also pays 0.14% in other expenses based on its average daily net assets, whereas HIO only pays 0.09% in other expenses based on its average daily net assets. It is anticipated that MHY’s shareholders’ total expense ratio will decline by 0.05% and HIO’s shareholders’ total expense ratio will remain the same as a result of the Merger.

Fee Table and Expense Example

The table below (1) compares the estimated fees and expenses of each Fund, as of February 29, 2016, and (2) shows the estimated fees and expenses of the combined Fund on a pro forma basis as if the Merger occurred on February 29, 2016. The estimates are based on the contracts and agreements in effect as of February 29, 2016 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of February 29, 2016. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at such dates. No amount of any prior fee waiver or expense reimbursement to HIO or MHY may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between February 29, 2016 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of September 30, 2015, please see “Capitalization.”

The estimated expenses of MHY and HIO and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table

	Pre-Merger
	MHY (Target Fund)	HIO (Acquiring Fund)	HIO (Pro Forma Combined Fund)
Management Fee	0.80%	0.80%	0.80%
Other expenses	0.14%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.94%	0.89%	0.89%

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in the Funds’ Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
MHY	$10	$30	$52	$116
HIO	$9	$28	$49	$110
Pro Forma Combined Fund	$9	$28	$49	$108

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of MHY and HIO and describes the principal differences between the Funds’ respective policies. The chart provides MHY and HIO stockholders with a means of comparing the investment objectives, policies and strategies of MHY and HIO.

	Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
Investment Objective(s)	MHY’s primary investment objective is high current income and MHY’s secondary investment objective is capital appreciation.	HIO’s primary investment objective is high current income and HIO’s secondary investment objective is capital appreciation.	No difference.

Principal Investment Policies and Strategies	Under normal market conditions, MHY will invest at least 80% of its assets in high-yield corporate bonds, debentures and notes. Up to 20% of its assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.	Under normal market conditions, HIO will invest at least 80% of its net assets plus any borrowings for investment purposes in high-yield corporate debt securities and preferred stocks and up to 20% in common stock equivalents, including options, warrants and rights.	Substantively identical.

MHY may invest up to 20% of its assets in the securities of

foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.

		HIO may invest up to 20% of its total assets in the securities of foreign issuers that are denominated in currencies other than the U.S. dollar and may invest without limitation in securities of foreign issuers that are denominated in U.S. dollars.	No difference.

	MHY may use a variety of derivative instruments for investment purposes as well as for hedging or risk management purposes.	HIO may use a variety of derivative instruments for investment purposes as well as for hedging or risk management purposes. These derivative instruments may include futures contracts, credit default swaps, credit default swap index securities, swap agreements and options on such instruments. As part of its strategies, HIO may purchase and sell futures contracts; purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts; enter into interest rate and	Substantively identical.

	Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY

currency transactions; and enter into other similar transactions which may be developed in the future to the extent Western Asset determines that they are consistent with the investment objectives and policies and applicable regulatory requirements.

	MHY may invest up to 15% of its assets in illiquid securities.	HIO may invest up to 15% of its assets in illiquid securities.	No difference.

	MHY may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, MHY owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” MHY will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of MHY’s total assets (taken at current value) may be held as collateral for such sales at any one time.	HIO may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, HIO owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” HIO will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of HIO’s total assets (taken at current value) may be held as collateral for such sales at any one time.	No difference.

Fundamental Investment Restrictions	MHY may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S. government securities.	HIO may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S. government securities.	No difference.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may not invest in the securities of any issuer (other than U.S. government securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of the issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.	HIO may not purchase the securities of any issuer, other than U.S. government securities, if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.	No difference.

MHY may not borrow money, except that (a) it may borrow from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) valued at the time the borrowing is made and (b) it may enter into futures contacts. Whenever borrowings described in (a) exceed 5% of the value of its total assets, it will not make any additional investments.

MHY may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of its total assets. For purposes of this restriction, the deposit of assets in escrow in connection with the writing of options, the purchase of securities on a when-issued or delayed-delivery basis, the entry into forward currency contracts and securities lending transactions and collateral arrangements with respect to options transactions and margin for futures contracts and options on futures contracts, will not be deemed to be pledges of the portfolio’s assets.

HIO may not (a) borrow money, except that (i) HIO may borrow from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made (provided that HIO will not make any additional investments while such borrowings exceed 5% of the value of its total assets) and (ii) HIO may enter into futures contracts, or (b) pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings and as margin for commodities transactions.

Substantively identical.

MHY may hypothecate, mortgage or otherwise encumber up to 10% of the value of its total assets, while HIO may not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings and as margin for commodities transactions.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may not purchase more than 10% of the voting securities of any one issuer (other than U.S. government securities), except that up to 25% of the value of its total assets may be invested without regard to the 10% limitation.	HIO may not purchase more than 10% of the voting securities of any one issuer (other than U.S. government securities), except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation.	No difference.

MHY may not invest in commodities, except that it may invest in futures contracts and options on futures contracts and options on currencies.	HIO may not invest in commodities, except that it may invest in futures contracts, options on futures contracts and options on currencies.	No difference.

MHY may not make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with its

investment objectives and policies.

	HIO may not make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with its investment objectives and policies.	No difference.

MHY may not underwrite the securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.	HIO may not underwrite the securities of other issuers, except insofar as it may be deemed an underwriter in the course of disposing of portfolio securities.	No difference.

MHY may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

	HIO may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.	No difference.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may not purchase securities on margin, except that it may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.	HIO may not purchase securities on margin, except that it may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.	No difference.

MHY may not make short sales of securities or maintain a short position, except that it may engage in short sales against the box.	HIO may not make short sales of securities, except that it may engage in short sales against the box.	No difference.

MHY may not invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange or to the extent permitted by the 1940 Act.	HIO may not invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act	No difference.

MHY may not issue senior securities, except in accordance with its policy regarding borrowing money (assumes the approval of Proposal 2A).	HIO may not issue senior securities, except in accordance with its policy regarding borrowing money (assumes the approval of Proposal 2B).	No difference.

	Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY

Additional Investment Policies and Strategies	During times when, in the judgment of MHY’s subadviser, conditions in securities markets would make pursuing MHY’s basic investment strategy inconsistent with the best interest of MHY’s stockholders, as a temporary defensive strategy, the subadviser may employ alternative strategies, including investment of all of MHY’s assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality.

If, in Western Asset Management Company (“Western Asset”) judgment, conditions in the securities markets would make pursuing the basic investment strategy inconsistent with the stockholders’ best interests, the investment manager may employ alternative strategies, including investment of all of HIO’s assets in securities rated investment grade by any nationally recognized statistical rating organization.

Substantively identical.

When economic conditions warrant a temporary defensive posture, MHY may invest without limitation in short-term money market instruments rated in the two highest ratings categories by a nationally recognized statistical ratings organization, or in unrated instruments of comparable quality. MHY may also invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques and to hold as a reserve pending the payment of dividends to investors. Money market instruments in which MHY typically expects to invest include U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.

Money market instruments that HIO may acquire will be securities rated in the two highest short-term rating categories by Moody’s or S&P or the equivalent of such rating categories by another major rating service, or comparable unrated securities. Money market instruments in which HIO typically expects to invest include U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.

MHY may invest without limitation in short-term money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques and to hold as a reserve pending the payment of dividends to investors.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
In order to mitigate the effects of uncertainty in future exchange rates affecting the portfolio’s non-dollar investments, MHY may engage in currency exchange transactions and currency futures contracts and related options and purchase options on foreign currencies. MHY may also hedge against the effects of changes in the value of its investments by entering into interest rate futures contracts and related options.	HIO may, but is not required to, utilize various investment techniques to earn income, facilitate portfolio management and mitigate risk. These investment techniques utilize convertible securities, interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, securities of unseasoned issuers and securities of foreign governments and corporations including those of developing countries. Any or all of the investment techniques available to the investment manager may be used at any time, and there is no particular strategy that dictates the use of one technique rather than another.	MHY may only engage in currency exchange transactions, currency futures contracts and related options and purchase options on foreign currencies for hedging purposes while HIO may do so to earn income, facilitate portfolio management and mitigate risk.

MHY may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.

	HIO may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.	No difference.

MHY may invest up to 15% of its assets in corporate loans.	HIO may invest up to 15% of its assets in corporate loans.	No difference.

MHY may hold securities or use investment techniques that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY

MHY may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts.

MHY may only enter into futures contracts traded on regulated commodity exchanges. MHY may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by MHY in order to terminate existing positions. With respect to options purchased by MHY, MHY will not make daily cash payments to reflect changes in the value of the underlying contracts; however, the value of such options would change daily and such change would be reflected in MHY’s net asset value.

HIO may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts.

HIO may only enter into futures contracts traded on regulated commodity exchanges. HIO may either accept or make delivery of cash or the underlying instrument specified at the expiration of a futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. HIO may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by HIO in order to terminate existing positions. With respect to options purchased by HIO, HIO will not make daily cash payments to reflect changes in the value of the underlying contracts; however, the value of the options would change daily and that change would be reflected in HIO’s net asset value.

Substantively identical.

MHY may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers.	HIO may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers.	No difference.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may purchase securities on a when-issued basis or for delayed delivery. MHY will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date and will establish with the Custodian a segregated account consisting of cash, U.S. government securities or other liquid high grade debt obligations in an amount equal to the amount of all when-issued and delayed delivery purchase commitments.	HIO may purchase securities on a when-issued basis or for delayed delivery. HIO will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date and will establish with the Custodian a segregated account consisting of cash, U.S. government securities or other liquid high grade debt obligations in an amount equal to the amount of all when-issued and delayed delivery purchase commitments.	No difference.

MHY is authorized to lend securities it holds to brokers, dealers and other financial organizations. MHY’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account in an amount equal to the current market value of the loaned securities.	HIO is authorized to lend securities it holds to brokers, dealers and other financial organizations. The amount of such loans, if and when made, may not exceed 20% of the value of HIO’s assets. HIO’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account in an amount equal to the current market value of the loaned securities. From time to time, HIO may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with HIO and that is acting as a finder.

Loans of HIO’s securities, if and when made, may not exceed 20% of HIO’s assets taken at value. MHY has no such restriction.

HIO is bound by restrictive conditions whenever it lends its securities, while MHY is not bound by such restrictive conditions.

The portfolio will adhere to the following conditions whenever it lends its securities: (1) HIO must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY

value of the securities loaned exceeds the value of the collateral; (3) HIO must be able to terminate the loan at any time; (4) HIO must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on, and any increase in value in, the loaned securities; (5) HIO may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, HIO’s Board of Directors must terminate the loan and regain HIO’s right to vote the securities.

MHY may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies.	HIO may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies.	No difference.

MHY will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. MHY’s dealings in forward currency exchange transactions will be limited to hedges involving either specific transactions or portfolio positions.	HIO will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. HIO will not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through the exercise of an option or the consummation of a forward currency contract) in that particular currency. If HIO enters into a transaction hedging or position hedging transaction with respect to a particular currency, it will	HIO is restricted from engaging in position hedging transactions with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible in that particular currency. MHY has no such restriction.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (4) depositing into a segregated account with the custodian or a sub-custodian of HIO cash or readily marketable securities in an amount equal to the value of its total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in such segregated account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the value of HIO’s total assets committed to the consummation of the forward currency contract and not otherwise covered. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may purchase put options on a foreign currency in which securities held by MHY are denominated to protect against a decline in the value of such currency in relation to the currency in which the exercise price is denominated. MHY may purchase a call option on a foreign currency to hedge against an adverse exchange rate between the currency denominating a security that it anticipates purchasing and the currency denominating the exercise price. Although the purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, in the event of rate movements adverse to a portfolio’s position, MHY may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies purchased by MHY may be traded on domestic and foreign exchanges or traded over-the-counter.	HIO may purchase put options on a foreign currency in which securities held by HIO are denominated to protect against a decline in the value of such currency in relation to the currency in which the exercise price is denominated. Options on foreign currencies purchased by HIO may be traded on domestic and foreign exchanges or traded over-the-counter.	HIO has no specific policy with respect to purchasing a call option on a foreign currency to hedge against an adverse exchange rate of the currency denominating a security that it anticipates purchasing in relation to the currency denominating the exercise price.

MHY may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities, which includes Treasury Bills, Treasury Notes and Treasury Bonds. Securities issued by U.S. government agencies and instrumentalities include: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).	HIO may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities, which includes Treasury Bills, Treasury Notes and Treasury Bonds. Securities issued by U.S. government agencies and instrumentalities include: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).	No difference.

Western Asset Managed High Income Fund Inc.	Western Asset High Income Opportunity Fund Inc.	Differences between HIO and MHY
MHY may invest in asset-backed securities, real estate investment trusts (“REITs”), mortgage-backed securities and dollar rolls.	HIO may invest in dollar rolls, asset-backed securities and mortgage-backed securities.	Substantively identical.

MHY may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act.	N/A	HIO has no specific policy with respect to Rule 144A Securities.

Risk Factors

There is no assurance that HIO or MHY will meet their investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in HIO is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in HIO. Except as described below, your investment in MHY is subject to the same risks.

Investment and Market Risk. An investment in HIO is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in HIO Common Shares represents an indirect investment in the fixed income securities and other investments owned by HIO, most of which could be purchased directly. The value of HIO’s portfolio securities may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues or deteriorates further, the ability of issuers to service their obligations could be materially and adversely affected. At any point in time, your HIO Common Shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:

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Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Interest Rate Risk. The market price of HIO’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of HIO’s securities will not affect interest income derived from securities already owned by HIO, but will be reflected in HIO’s net asset value. HIO may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing HIO’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

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Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing HIO to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in HIO’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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Reinvestment Risk. Reinvestment risk is the risk that income from HIO’s portfolio will decline if and when HIO invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect HIO’s Common Shares price or its overall return.

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Credit Risk. Credit risk is the risk that one or more fixed income securities in HIO’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which HIO may invest would be more likely to decline, all other things being equal. Changes by a nationally recognized statistical rating organization (“NRSRO”) in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of HIO’s investments. Since HIO invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. High-yield fixed income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Liquidity Risk. HIO may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which HIO has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by HIO, particularly during periods of market turmoil. When HIO holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if HIO is forced to sell these investments in order to segregate assets or for other cash needs, HIO may suffer a loss.

Below Investment Grade (High-Yield or Junk) Securities Risk. HIO may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on HIO’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by HIO, thereby reducing the value of your investment in HIO’s Common Shares. In addition, default may cause HIO to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, HIO may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Western Asset’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for HIO to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to HIO as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, HIO’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. HIO considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Non-U.S. Government, or Sovereign, Debt Securities Risk. HIO invests in non-U.S. government, or sovereign, debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on HIO’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of HIO. Moreover, as the European debt crisis has progressed, the possibility of one or more

Eurozone countries exiting the European monetary union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the European monetary union, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of HIO. See “—Risk Factors—Currency Risk.”

Currency Risk. If HIO invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect HIO from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by HIO. As a result, HIO’s investments in foreign currency denominated securities may reduce the returns of HIO. HIO will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by HIO at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which HIO receives its income falls relative to the U.S. dollar between the earning of the income and the time at which HIO converts the foreign currencies to U.S. dollars, HIO may be required to liquidate securities in order to make distributions if HIO has insufficient cash in U.S. dollars to meet distribution requirements. See “Dividends and Distributions—Distributions” and “HIO Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on HIO’s performance.

HIO may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. In addition, there may be instances in which HIO’s portfolio contains synthetic exposure to a particular currency even though HIO does not own any bonds denominated in such a currency. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Western Asset’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which HIO may invest, currency hedging opportunities may not be available. See “—Risk Factors—Derivatives Risk.”

In addition, realizations and drawdowns in HIO’s currency exposure may add to volatility to HIO’s distributable income. If HIO’s currency exposure results in a negative return to HIO, it may result in HIO making distributions, some or all of which consist of a return of capital.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in HIO’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when HIO’s average maturity is longer, under certain market conditions HIO may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Derivatives Risk. HIO may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts and indexed securities. Generally derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as HIO’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose HIO to counterparties, HIO assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If HIO is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, HIO will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject HIO to an additional degree of risk with respect to defaults by such counterparty. See “—Counterparty Risk”. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that HIO will engage in these transactions to reduce exposure to other risks when that would be beneficial. If HIO invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on HIO’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on HIO’s performance.

It is possible that government regulation of various types of derivative instruments, including interest rate swaps, interest rate options, credit linked notes, foreign currency forward contracts, credit default swaps and total return swaps on individual securities and groups or indexes of securities may limit or prevent HIO from using such instruments as part of its investment strategy, which could negatively affect HIO’s performance. For example, the U.S. Government recently enacted legislation that provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements, many of the provisions contained in the Dodd-Frank Act are subject to further final rulemaking. New regulations could, among other things, restrict HIO’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to HIO) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and HIO may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

HIO is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like HIO, from registration as a “commodity pool operator” with respect to HIO under the Commodity Exchange Act (the “CEA”), and who, therefore, are not subject to registration or regulation with respect to HIO under the CEA. As a result, effective December 31, 2012, HIO is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish HIO’s positions in such investments may not exceed 5% of the liquidation value of HIO’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of HIO’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, HIO may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Derivatives Regulation Risk. In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of HIO’s use of derivatives, which could have an adverse impact on HIO. Neither LMPFA nor Western Asset can predict the effects of these regulations on HIO’s portfolio. LMPFA and Western Asset monitor developments and seek to manage HIO’s portfolio in a manner consistent with achieving HIO’s investment objectives, but there can be no assurance that they will be successful in doing so.

Potential Conflicts of Interest Risk. LMPFA, Western Asset, Western Asset Management Company Limited (“Western Asset Limited” and together with LMPF and Western Asset, the “Managers”) and HIO’s investment professionals have interests which may conflict with the interests of HIO. In particular, the Managers also manage other closed-end funds listed on the NYSE that have investment objectives and investment strategies that are substantially similar to HIO. Further, the Managers may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as HIO. As a result, the Managers and HIO’s investment professionals may devote unequal time and attention to the management of HIO and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of HIO. The Managers and HIO’s investment professionals may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit HIO’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to HIO than if similar transactions were not being executed concurrently for other accounts. At times, an investment professional may determine that an investment opportunity may be appropriate for only some accounts for which he or she exercises investment responsibility, or may decide that certain accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that HIO holds, potentially resulting in a decrease in the market value of the security held by HIO.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from HIO’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of HIO Common Shares and distributions on HIO Common Shares can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of HIO’s portfolio.

Risks of Futures and Options on Futures. The use by HIO of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If HIO were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. HIO would continue to be subject to market risk with respect to the position.

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There is no assurance that HIO will use hedging transactions. For example, if HIO determines that the cost of hedging will exceed the potential benefit to HIO, HIO will not enter into such transactions.

When-Issued and Delayed-Delivery Transactions Risk. HIO may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by HIO with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose HIO to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. HIO will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Portfolio Turnover Risk. Changes to the investments of HIO may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for HIO in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on HIO’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by HIO which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase HIO’s current and accumulated earnings and profits, resulting in a greater portion of HIO’s distributions being treated as a dividend to HIO’s stockholders. The portfolio turnover rate of HIO will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, HIO may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that HIO invests defensively, it may not achieve its investment objectives.

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that HIO’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their HIO Common Shares in a relatively short period. Whether investors will realize gains or losses upon the sale of HIO Common Shares will depend not upon HIO’s net asset value but upon whether the market price of HIO Common Shares at the time of sale is above or below the investor’s purchase price for HIO Common Shares. Because the market price of HIO Common Shares will be determined by factors such as relative supply of and demand for HIO Common Shares in the market, general market and economic conditions and other factors beyond the control of HIO, HIO cannot predict whether HIO Common Shares will trade at, above or below net asset value. HIO Common Shares are designed primarily for long-term investors and you should not view HIO as a vehicle for trading purposes.

Anti-Takeover Provisions. HIO’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of HIO or convert HIO to an open-end fund. These provisions could have the effect of depriving common stockholders of opportunities to sell their HIO Common Shares at a premium over the then-current market price of HIO Common Shares.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. War, occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and adverse long-term effects on the U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to HIO Common Shares. High-yield securities tend to be more volatile than higher-rated securities, so these or similar events may have a greater impact on the prices and volatility of high-yield securities than on higher rated securities.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high-yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, HIO may not be able to sell securities readily at prices reflecting the values at which the securities are carried on HIO’s books. Sales of large blocks of securities by market participants, such as HIO, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of HIO’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on HIO Common Shares.

Furthermore, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity generally. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of Senior Loans and Second Lien Loans to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by HIO to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by HIO and adversely affect the net asset value of HIO Common Shares.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, MHY will merge with and into HIO on the Closing Date. As a result of the Merger and on the Closing Date:

•	MHY will no longer exist, and

•	HIO will be the surviving corporation

MHY will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding MHY Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full HIO Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional HIO Common Shares will be issued to the holders of MHY Common Shares. In lieu thereof, HIO will pay cash to each former holder of MHY Common Shares in an amount equal to the value of the fractional HIO Common Shares that the investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of MHY Common Shares in connection with their receipt of HIO Common Shares in the Merger.

From and after the Closing Date, HIO will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of MHY, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by MHY’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to HIO or MHY, respectively.

Prior to the Merger, MHY shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to MHY’s stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any. Any dividend paid to MHY stockholders will be taxable to such stockholders.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of HIO and MHY; (b) MHY and HIO receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund and (c) a fundamental investment policy regarding senior securities be approved by the stockholders of HIO.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. LMPFA, or an affiliate thereof, will bear half the costs of the Merger, whether or not the Merger is consummated. Such expenses shall also include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger requires the affirmative vote of a majority of the outstanding MHY Common Shares and HIO Common Shares. See “Voting Information” below.

Reasons for the Merger and Board Considerations

Board Considerations

The Funds may be deemed affiliated investment companies as a result of LMPFA and Western Asset serving as each Fund’s investment advisers. In connection with a merger of affiliated investment companies, Rule 17a-8 requires the board of each affiliated investment company, including a majority of the directors who are not interested persons of the investment company, to determine that (1) participation in the transaction is in the best interests of the investment company, and (2) the interests of the existing stockholders of the investment company will not be diluted as a result of the transaction.

Moreover, Rule 17a-8 requires that the directors request and evaluate such information as may reasonably be necessary to make their findings. Rule 17a-8 does not specify the factors to be considered in making the findings required by the rule. The SEC has recommended that boards consider the following factors, in addition to any others that may be appropriate under the circumstances:

•	any fees or expenses that will be borne directly or indirectly by the fund in connection with the merger (“Factor 1”);

•	any effect of the merger on annual fund operating expenses and stockholder fees and services (“Factor 2”);

•	any change in the fund’s investment objectives, policies and restrictions that will result from the merger (“Factor 3”); and

•	any direct or indirect federal income tax consequences of the transaction to fund stockholders (“Factor 4”).

The Merger was presented to the Board of each Fund for consideration at simultaneous in-person meetings held on November 11-12, 2015 (together, the “Meeting”), and was approved by both Boards at that meeting. LMPFA at the meeting expressed its belief that the Merger would be in the best interests of each Fund and provided information and analyses (the “Merger Evaluation Information”) sufficient in LMPFA’s belief for each Board to evaluate the Merger. In considering the Merger, with the advice of counsel to the Independent Members, the Boards considered the factors noted above in light of LMPFA’s belief that the Merger would be in the best interests of each Fund and the Merger Evaluation Information, including the following:

Factor 1

•	Half of the expense associated with the Merger will be paid by LMPFA, or an affiliate thereof.

•	HIO Common Shares may experience near term price volatility as a result of the Merger.

Factor 2

•	It is anticipated that MHY’s shareholders’ total expense ratio will decline by 0.05% and HIO’s shareholders’ total expense ratio will remain the same as a result of the Merger.

•	The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base

•	The stockholders of each Fund may benefit from enhanced market liquidity.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined high yield product offering, allowing for more focused marketing and stockholder servicing efforts.

•

MHY and HIO have identical investment management fees of 0.80%, while having substantially similar investment performance, with MHY returning (7.50)%, 0.15%, 3.86% and 5.53%, and HIO returning (7.40)%, 0.17%, 3.94% and 5.55% over the one, three, five and ten-year periods ended December 31.

Factor 3

•	MHY and HIO have virtually identical investment objectives and substantially similar investment policies.

•	The stockholders of each Fund may benefit from additional diversification from a larger pool of assets.

Factor 4

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, MHY stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. MHY stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•	The combined Fund will have a total tax loss carryforward of $130.3 million (net of expiration).

•	MHY stockholders may benefit from the capital loss carryforward of HIO.

•

HIO stockholders may benefit from the capital loss carryforward of MHY, as some of MHY’s capital loss carryforward will move to the combined Fund, although an estimated 65% ($47.6 million) of MHY’s capital loss carryforward will expire unutilized due to the tax limitations imposed by the reorganization. Additionally, any capital losses recognized after the reorganization attributable to depreciation in MHY’s portfolio at the time of the reorganization will also be subject to the annual limitation on losses and may result in a greater amount of the capital loss carryforward expiring unutilized.

Following extensive discussions, based on its evaluation of the above factors in light of the Merger Evaluation Information and of any other factors regarded by the Board as relevant in the exercise of its business judgment, including those described above, the Board of each Fund, including all of the Independent Directors, determined, with respect to each Fund, that: (1) the Merger would be in the best interests of such Fund; and (2) the Merger would not result in the dilution of the interests of such Fund or its stockholders. The Boards did not identify a single factor or piece of Merger Evaluation Information as all determinative or controlling. As a result, each Board approved the Agreement and Plan of Merger, subject to approval by stockholders

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of MHY Common Shares that receives HIO Common Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their MHY Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular MHY stockholder or to MHY stockholders that are subject to special treatment under federal income tax laws.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of MHY Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of MHY Common Shares that for federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a court within the United States, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

MHY and HIO intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both MHY and HIO of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that MHY and HIO will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of MHY’s taxable year, no gain or loss will be recognized by MHY as a result of the Merger or upon the conversion of MHY Common Shares into HIO Common Shares;

(iii) no gain or loss will be recognized by HIO as a result of the Merger or upon the conversion of MHY Common Shares into HIO Common Shares;

(iv) no gain or loss will be recognized by the holders of MHY Common Shares upon the conversion of their MHY Common Shares into HIO Common Shares, except to the extent such holders are paid cash in lieu of fractional HIO Common Shares in the Merger;

(v) the tax basis of MHY assets in the hands of HIO will be the same as the tax basis of such assets in the hands of MHY immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the HIO Common Shares received by each holder of MHY Common Shares in the Merger (including that of fractional share interests purchased by HIO) will be equal to the aggregate tax basis of the MHY Common Shares owned by such holder immediately prior to the Merger;

(vii) a stockholder’s holding period for HIO Common Shares (including that of fractional share interests purchased by HIO) will be determined by including the period for which such stockholder held MHY Common Shares converted pursuant to the Merger, provided that such MHY Common Shares were held by such stockholder as capital assets;

(viii) HIO’s holding period with respect to the MHY assets transferred pursuant to the Merger will include the period for which such assets were held by MHY; and

(ix) the payment of cash to the holders of MHY Common Shares in lieu of fractional HIO Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by HIO with the result that the holder of MHY Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional HIO Common Shares.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (ix).

Information Reporting and Backup Withholding

Cash payments received in lieu of fractional HIO Common Shares by a U.S. holder will generally be subject to information reporting unless the holder is an exempt recipient. In addition, backup withholding at a rate of 28% may apply to the cash payable to a U.S. holder, unless the holder furnishes its taxpayer identification number (in the case of individuals, their social security number) and otherwise complies with applicable requirements of the backup withholding rules, or the holder otherwise establishes an exemption. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of MHY Common Shares who receives HIO Common Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of MHY Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives HIO Common Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s MHY Common Shares surrendered in the Merger. A “significant holder” is a holder of MHY Common Shares who, immediately before the Merger, owned (i) at least 5% of the outstanding stock of MHY or (ii) securities of MHY with a tax basis of $1,000,000 or more. Holders of MHY Common Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither HIO nor MHY is aware of any adverse state or local tax consequences of the Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, MHY, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of MHY.

Information Regarding Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses generated in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) for an unlimited period. Federal income tax law also permits a regulated investment company to carry forward capital losses generated in taxable years beginning on or prior to December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years, provided that such loss carryovers are utilized only after the full utilization of all Post-2010 Losses.

The Merger will cause the taxable year of MHY to close, which will accelerate the schedule for expiration of its carryovers of Pre-2011 Losses, and could also result in a net capital loss for the taxable year ending on the Closing Date. Because HIO has a carryover of Post-2010 Losses, the Merger may also delay the utilization of each Fund’s Pre-2011

Losses, which may only be utilized after the full utilization of all Post-2010 Losses. In addition, the Merger is expected to result in a limitation on HIO’s ability to use carryovers of MHY and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, if realized within five years following the Merger. Those limitations, imposed by Section 382 of the Code, will apply if, as expected, the stockholders of MHY own less than 50% of HIO immediately after the Merger, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Merger generally will equal the product of the net asset value of MHY immediately prior to the Merger and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Merger.

As of their most recent fiscal year ends, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

MHY (as of February 29, 2016)				HIO (as of September 30, 2015)
	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger		Amount of Carryforward	Fiscal Year of Expiration Prior to Merger
	$(25,394,492)	No Expiration	(1)	$(24,092,664)	No Expiration	(1)
	(6,640,949)	2/28/2017		(2,157,094)	9/30/2016
	(35,714,593)	2/28/2018		(17,968,287)	9/30/2017
	(5,212,866)	2/28/2019		(49,024,877)	9/30/2018
				(11,684,123)	9/30/2019

Total	$(72,962,900)			$(104,927,045)

(1)

Both Funds are permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to their other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Funds’ other capital losses listed above.

MHY

Based on the recent data referred to above, the Merger would impact the use of MHY’s capital loss carryovers in the following manner: (1) the expiration date of the Pre-2011 Losses would be accelerated by one year and realigned to the year of HIO; for example, the carryovers due to expire on February 28, 2017 would expire on September 30, 2016; (2) the Pre-2011 Losses would not be available to be utilized until all Post-2010 Losses of HIO have been used; (3) MHY’s carryovers would benefit the stockholders of the combined Fund, rather than only the stockholders of MHY; and (4) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the net asset value of MHY at that time (approximately $4,843,261 per year based on data as of a recent date).

Based on such data, the combination of the above referenced limitations on the use of loss carryovers would result in some portion (approximately $47,600,000 based on data as of a recent date) of MHY’s loss carryovers expiring unused. It should be noted that there would be no assurances that MHY would be able to use such losses in the absence of the Merger. Additionally, MHY stockholders may benefit from the use of HIO’s capital loss carryovers by the combined Fund after the Merger.

HIO

Based on the recent data referred to above, the Merger would impact the use of HIO’s capital loss carryovers by benefiting the stockholders of the combined Fund, rather than only the stockholders of HIO.

Information Applicable to Both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use loss carryovers (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the Pre-2011 Losses of either or both of the Funds expiring unused. This may result in stockholders paying more taxes or paying taxes sooner than they otherwise would if the Merger did not occur.

Board Recommendation and Required Vote

Because the Merger in Proposal 1 has been approved by at least 75% of MHY’s “Continuing Directors,” as that term is defined in MHY’s Charter, that Proposal must be approved by the holders of a majority of the outstanding MHY Common Shares. Similarly, because the Merger in Proposal 1 has been approved by at least 75% of HIO’s “Continuing Directors,” as that term is defined in HIO’s Bylaws, that Proposal 1 must be approved by the holders of a majority of the outstanding HIO Common Shares. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of each Fund vote FOR the approval of the merger of MHY with and into HIO in accordance with the Maryland General Corporation Law.

PROPOSALS 2A & 2B — TO APPROVE A FUNDAMENTAL INVESTMENT POLICY REGARDING SENIOR SECURITIES

In connection with the Merger, MHY and HIO have proposed a fundamental investment policy regarding senior securities. Since inception, each Fund has not issued senior securities and has no intention to do so in the future. As a result, the stockholders of each Fund are being asked to approve a fundamental investment policy pursuant to which each Fund may not issue senior securities, except in accordance with such Fund’s policy regarding borrowing money. If the stockholders of each Fund approve the fundamental investment policy, there will be no change in how their Fund is managed. With respect to MHY, the approval of the Merger (Proposal 1) is not contingent upon the approval of the fundamental investment policy (Proposal 2A). However, with respect to HIO, the approval of the Merger (Proposal 1) is contingent upon the approval of the fundamental investment policy (Proposal 2B).

Board Recommendation and Required Vote

A fundamental investment policy cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Approval of Proposals 2A and 2B will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions effectively result in a vote AGAINST Proposals 2A or 2B. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposals 2A or 2B.

The Board of MHY, including the Independent Directors, unanimously recommends that the stockholders of MHY vote FOR Proposal 2A. In addition, the Board of HIO, including the Independent Directors, unanimously recommends that the stockholders of HIO vote FOR Proposal 2B.

PORTFOLIO SECURITIES

The securities in which MHY may invest are permissible for investment under HIO’s investment objectives and strategies. Based on current market conditions which may change, LMPFA estimates that the Funds will not experience any significant portfolio turnover in connection with the Merger.

No securities of HIO need to be sold in order for HIO to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The overall management of the business and affairs is vested in the Board of Directors of each Fund. In accordance with each Fund’s charter, each Board of Directors is divided into three classes: Class I, Class II and Class III. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, LMPFA and Western Asset, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. The following table provides information concerning the Directors of each Fund.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1950	Director and Member of Nominating and Audit Committees; Class II (MHY), Class I (HIO)	Since 2015 (MHY), Since 2015 (HIO)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC)	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Nominating and Audit Committees; Class I (MHY), Class I (HIO)	Since 2007 (MHY), Since 2007 (HIO)	President, Coleman Consulting Co.	31	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co., LLC 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees; Class II (MHY), Class I (HIO)	Since 2007 (MHY), Since 2007 (HIO)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	31	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Director and Member of Nominating and Audit Committees; Class III (MHY), Class II (HIO)	Since 1993 (MHY), Since 2007 (HIO)	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	31	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Nominating and Audit Committees; Class I (MHY), Class III (HIO)	Since 2008 (MHY), Since 2007 (HIO)	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees; Class III (MHY), Class III (HIO)	Since 2001 (MHY), Since 2007 (HIO)	President, W.R. Hutchinson & Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Eileen Kamerick c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1958	Director and Member of Nominating and Audit Committees; Class III (MHY), Class II (HIO)	Since 2013 (MHY), Since 2013 (HIO)	Senior Adviser to CEO, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (2012-2014); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)	31	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Nominating and Audit Committees; Class I (MHY), Class III (HIO)	Since 2008 (MHY), Since 2007 (HIO)	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Jane E. Trust[2] Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1962	Chairman, CEO, President and Director Class II (MHY), Class II (HIO)	Since 2015 (MHY), Since 2015 (HIO)	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 162 funds associated with LMPFA or its affiliates (since 2015); Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	153	None

(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(2)	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

The Directors were selected to join each Board based upon the following as to each Director: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason, Inc. fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason, Inc. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and service as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2015:

Name of Director/Nominee	Dollar Range of Equity Securities in MHY	Dollar Range of Equity Securities in HIO	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(1)
NON-INTERESTED DIRECTORS
Robert D. Agdern	None	None	None
Carol L. Colman	None	Over $100,000	Over $100,000
Daniel P. Cronin	$10,001-$50,000	$10,001-$50,000	Over $100,000
Paolo M. Cucchi	None	None	$10,001-$50,000
Leslie H. Gelb	None	None	None
William R. Hutchinson	None	$10,001-$50,000	Over $100,000
Eileen Kamerick	None	None	$10,001-$50,000
Riordan Roett	None	$1-$10,000	$10,001-$50,000
INTERESTED DIRECTOR
Jane E. Trust(2)	None	None	Over $100,000

(1)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(2)	Ms. Trust became a Director of each Fund, effective August 1, 2015.

At December 31, 2015, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2015.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2014 and the total compensation paid to each Director during the fiscal years ended September 30, 2015 for HIO and February 29, 2016 for MHY. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended September 30, 2015 for HIO and February 29, 2016 for MHY, respectively, to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from MHY for Fiscal Year Ended 02/29/16	Aggregate Compensation from HIO for Fiscal Year Ended 09/30/15	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Funds and Fund Complex(2) for Calendar Year Ended 12/31/15	Directorships(3)
Robert D. Agdern(4)	$	$7,737	$0	$278,856	31
Carol L. Colman		11,722	0	308,552	31
Daniel P. Cronin		11,722	0	308,552	31
Paolo M. Cucchi		10,492	0	276,856	31
Leslie H. Gelb		10,492	0	278,856	31
William R Hutchinson		13,038	0	361,198	31
Eileen Kamerick		12,352	0	321,401	31
Riordan Roett		10,492	0	274,854	31

(1)	Pursuant to prior retirement plans, payments of $562 were made to former Directors for the fiscal year ended September 30, 2015.

(2)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(3)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2015.

(4)	Robert D. Agdern was appointed a member of the Board of Directors of each Fund, effective January 1, 2015.

As of January 1, 2014, the Funds paid each of the Independent Trustees an annual fee of $120,000, plus $22,500 for each regularly scheduled Board meeting attended in person and $2,000 for each telephonic meeting of the Board. In addition to the payments described above, (a) the Lead Independent Director of the Board receives $35,000; (b) the chairperson of the Audit Committee receives $30,000; (c) the chairperson of the Nominating Committee receives $15,000; and (d) the chairperson of the Investment Committee receives $15,000. The following changes became effective January 1, 2015, (1) each Independent Director’s annual retainer increased to $150,000, (2) the Lead Independent Director received an additional annual fee of $50,000, and (3) each member of the Audit Sub-Committee received an additional annual fee of $15,000. The following change became effective January 1, 2016, the chairperson of the Compensation Committee receives $15,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex on the basis of average net assets.

Responsibilities of the Board of MHY and HIO

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of each Fund. The Directors oversee each Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with each Fund’s management and evaluating the performance of each Fund’s service providers including LMPFA, Western Asset, Western Asset Limited, the custodian and the transfer agent. As part of this process, the Directors consult with each Fund’s independent auditors and with their own separate independent counsel.

The Directors review each Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to each Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Investment, Performance and Pricing Committee (the “Investment Committee”) and Compensation Committee that meet periodically and whose responsibilities are described below. The Compensation Committee of each Fund was formed on January 1, 2016.

With respect to MHY, during the fiscal year ended February 29, 2016, the Board of Directors held        regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. With respect to HIO, during the fiscal year ended September 30, 2015, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Funds do not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, the Investment Committee and the Compensation Committee is composed of all Directors who have been determined not to be “interested persons” of each Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Jane E. Trust currently serves as Chairman of the Board. Ms. Trust is an “interested person” of each Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with each Fund’s day-to-day operations and access to individuals with responsibility for each Fund’s management and operations provides the Board with insight into each Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and each Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and Western Asset Limited, each Fund’s subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. With respect to MHY, the Audit Committee met          during the fiscal year ended February 29, 2016. In addition, the Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to the Fund’s proxy statement dated May 22, 2014. With respect to HIO, the Audit Committee met two times during the fiscal year ended September 30, 2015. In addition, HIO’s Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 14, 2013, a copy of which was attached as Annex A to the Fund’s proxy statement dated December 20, 2013.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of each Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve

if elected by the stockholders. With respect to MHY, the Nominating Committee met          times during the fiscal year ended February 29, 2016. In addition, MHY’s Board of Directors most recently reviewed and adopted a Nominating Committee Charter at a meeting held on February 14, 2013, a copy of which was attached as Annex B to MHY’s proxy statement dated May 24, 2013. With respect to HIO, the Nominating Committee met three times during the fiscal year ended September 30, 2015. In addition, HIO’s Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 12, 2015, a copy of which was attached as Annex B to HIO’s proxy statement dated December 23, 2015.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the identification of potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Investment Committee

Each Fund’s Investment Committee is composed entirely of all of the Independent Directors. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman serves as Chair of each Fund’s Investment Committee. The principal functions of the Investment Committee are: (a) to review and revise, with LMPFA and/or Western Asset, the investment performance data and related reports provided to the Board, (b) to review with LMPFA the investment performance benchmarks and peer groups used in reports delivered to the Board and (c) to perform other functions as the Board may delegate from time to time. With respect to MHY, the Investment Committee met          times during the fiscal year ended February 29, 2016. With respect to HIO, the Investment Committee met four times during the fiscal year ended September 30, 2015.

Compensation Committee

Each Fund’s Compensation Committee is composed entirely of all of the Independent Directors. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cucchi serves as Chair of each Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. Each Fund’s Compensation Committee was formed on January 1, 2016. As a newly formed committee, the Compensation Committee has not held a meeting.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both MHY and HIO. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (MHY), Since 2011 (HIO)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (MHY), Since 2006 (HIO)	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Steven Frank Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1967	Treasurer	Since 2010 (MHY), Since 2010 (HIO)	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth Year: 1978	Identity Theft Prevention Officer	Since 2015 (MHY), Since 2015 (HIO)	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (MHY), Since 2003 (HIO)	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish each of the Funds with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, MHY believes that, during the fiscal year ended February 28, 2015, all such filing requirements were met with respect to MHY, except, due to an administrative oversight, a late filing of an initial Form 3 was made on behalf of each of the following persons: Amy Olmert, Manager of LMPFA (Form 3 was due in April 2011); Peter Nachtwey, Manager of LMPFA (Form 3 was due in April 2011); and Barry Bilson, Director of Western Asset (Form 3 was due in September 2013). In addition, with respect to HIO and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, HIO believes that, during the fiscal year ended September 30, 2015, all such filing requirements were met with respect to HIO.

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA (the “Management Agreements”), subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s Management Agreement provides that LMPFA may render services to others. Each Fund’s Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s Management Agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset (the “Western Asset Sub-Advisory Agreements”). Under each Western Asset Sub-Advisory Agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Asset Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Western Asset Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each Western Asset Sub-Advisory Agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and Western Asset may terminate each Western Asset Sub-Advisory Agreement upon their mutual written consent. Each Western Asset Sub-Advisory Agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

Western Asset Limited provides certain sub-advisory services to each Fund pursuant to a sub-advisory agreement dated October 9, 2006 (the “Limited Sub-Advisory Agreement” and, together with the Western Asset Sub-Advisory Agreements, the “Sub-Advisory Agreements”). Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset Limited is responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to the Funds’ portfolio, Western Asset Limited provides certain sub-advisory services to the Funds relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

The Limited Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate each Limited Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited. Western Asset Limited may terminate the Limited Sub-Advisory Agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Asset Limited may terminate the Limited Sub-Advisory Agreement upon their mutual written consent. The Limited Sub-Advisory Agreement will terminate automatically in the event of assignment by Western Asset Limited and shall not be assignable by Western Asset without the consent of Western Asset Limited.

MHY currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of MHY’s average daily net assets. HIO currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of HIO’s average daily net assets. The total dollar amounts paid to LMPFA under the Management Agreements with each Fund for the last three fiscal years are as follows:

	MHY	HIO
2013	2,270,844	3,984,540
2014	2,351,174	4,338,092
2015	2,312,721	4,014,605
2016	2,056,039	N/A

Total	$6,934,739	$12,337,237

With respect to each Fund, LMPFA pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA.

Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Funds. The fee is based upon a percentage of the management fee equal to the amount of the Funds’ assets Western Asset allocates to Western Asset Limited to manage.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Additional information about the factors considered by the Board of HIO in approving its Management Agreement and Sub-Advisory Agreements is set forth in HIO’s Semi-Annual Report to Stockholders for the Semi-Annual Period ending March 31, 2015. Additional information about the factors considered by the Board of MHY in approving its Management Agreement and Sub-Advisory Agreements is set forth in MHY’s Annual Report to Stockholders for the Fiscal Year ended February 29, 2016.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, LMPFA, Western Asset and Western Asset Limited have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds (the “Codes of Ethics”). All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the applicable Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Codes of Ethics of the Funds.

The Codes of Ethics of the Funds, LMPFA, Western Asset and Western Asset Limited can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090, that these codes of ethics are available on the EDGAR Database on the

SEC’s Internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset, or Western Asset Limited, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s, Western Asset’s and Western Asset Limited’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix D, Appendix E and Appendix F, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals. Certain employees of Western Asset listed below are members of the management teams of both MHY and HIO; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014 (MHY), Since 2014 (HIO)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012 (MHY) Since 2012 (HIO)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (MHY), Since 2006 (HIO)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years and currently Deputy Chief Investment Officer of Western Asset; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which the each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Data for registered investment companies is based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated exclusively to that individual for disclosure purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of November 30, 2015.

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech(1)	109 registered investment companies with $186.3 billion in total assets under management	272 other pooled investment vehicles with $86.03 billion in assets under management	624 other accounts with $173.7 billion in total assets under management

		8 other pooled investment vehicles that charge a performance fee with approximately $1.49 billion in total assets under management	57 other accounts that charge a performance fee with approximately $17.97 billion in total assets under management

Christopher F. Kilpatrick	9 registered investment companies with $3.3 billion in total assets under management	None	None

Michael Buchanan	43 registered investment companies with $39.9 billion in total assets under management	77 other pooled investment vehicles with $35.76 billion in assets under management	190 other accounts with $51.2 billion in total assets under management

		4 other pooled investment vehicles that charge a performance fee with approximately $1.15 billion in total assets under management	21 other accounts that charge a performance fee with approximately $7.87 billion in total assets under management

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated based on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest. The Managers and investment professionals have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Managers and the Funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset or Western Asset Limited may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s or Western Asset Limited’s trade allocation policies may result in a fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of a funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of a funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that a fund holds long, potentially resulting in a decrease in the market value of the security held by a fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset or Western Asset Limited with brokerage and research services. These services may be taken into account in the selection of brokers and dealers, in determination whether to select a dealer to effect a trade on a principal basis (as normally is the case for the funds) or determination whether to select a broker to effect a trade on an agency basis for a commission. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the Managers’ funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the Managers’ desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in a particular fund, the investment professional’s conflicts of interest with respect to such fund be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Manager and its affiliates.

An investment professional may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other funds and accounts listed above.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of November 30, 2015.

Investment Professional	Dollar Range of HIO Securities Beneficially Owned	Dollar Range of MHY Securities Beneficially Owned	Aggregate dollar Range of Fund Securities Beneficially Owned
Kenneth Leech	None	None	None
Michael C. Buchanan	None	None	None
Christopher F. Kilpatrick	None	None	None

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason, Western Asset and Western Asset Limited have a financial interest in the Merger because their respective fees under agreements with HIO generally are higher than under the agreement with MHY and increase as the assets of HIO increase. HIO’s assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of MHY’s assets and the related fees).

Further information about HIO is included in HIO’s Annual Report to Stockholders for the Fiscal Year Ended September 30, 2015, filed with the SEC on November 24, 2015 (accession no. 0001193125-16-554185), and MHY’s Annual Report to Stockholders for the Fiscal Year Ended February 29, 2016, filed with the SEC on April 25, 2016 (accession no. 0001193125-15-135519). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at www.lmcef.com or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements. The financial statements of HIO for the fiscal years ended 2011, 2012, 2013, 2014 and 2015 and the financial statements of MHY for the fiscal years ended 2012, 2013, 2014, 2015 and 2016 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

Financial Highlights for HIO (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended September 30:

	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of year	$6.31	$6.36	$6.26	$5.76	$6.10

Income (loss) from operations:
Net investment income	0.41	0.43	0.45	0.49	0.50
Net realized and unrealized gain (loss)	(0.82)	(0.04)	0.13	0.52	(0.31)
Total income (loss) from operations	(0.41)	0.39	0.58	1.01	0.19

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.48)	(0.51)	(0.53)
Total distributions	(0.43)	(0.44)	(0.48)	(0.51)	(0.53)
Net asset value, end of year	$5.47	$6.31	$6.36	$6.26	$5.76

Market price, end of year	$4.69	$5.79	$5.97	$6.65	$5.78
Total return, based on NAV[2,3]	(6.90)%	6.17%	9.49%	18.15%	2.81%
Total return, based on Market Price[4]	(12.21)%	4.28%	(3.07)%	25.00%	0.37%
Net assets, end of year (millions)	$457	$528	$532	$473	$433

Ratios to average net assets:
Gross expenses	0.89%	0.88%	0.90%	0.88%	0.89%
Net expenses	0.89	0.88	0.90	0.88	0.89
Net investment income	6.88	6.68	7.04	8.17	7.98

Portfolio turnover rate	59%	37%	53%	53%	68%

1.	Per share amounts have been calculated using the average shares method.

2.

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with HIO’s dividend reinvestment plan. Past performance is no guarantee of future results.

4.	The total return calculation assumes that distributions are reinvested in accordance with HIO’s dividend reinvestment plan. Past performance is no guarantee of future results.

Financial Highlights for MHY (Target Fund)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1,2]

Net asset value, beginning of year	$5.87	$6.30	$6.24	$5.94	$6.24

Income (loss) from operations:
Net investment income	0.39	0.41	0.44	0.47	0.48
Net realized and unrealized gain (loss)	(1.07)	(0.42)	0.07	0.32	(0.25)
Total income (loss) from operations	(0.68)	(0.01)	0.51	0.79	0.23

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.45)	(0.49)	(0.53)
Total distributions	(0.41)	(0.42)	(0.45)	(0.49)	(0.53)
Net asset value, end of year	$4.78	$5.87	$6.30	$6.24	$5.94

Market price, end of year	$4.29	$5.26	$5.83	$6.30	$6.21
Total return, based on NAV[3,4]	(12.07)%	(0.24)%	8.47%	13.94%	4.12%
Total return, based on Market Price[5]	(10.98)%	(2.74)%	(0.05)%	9.93%	8.32%
Net assets, end of year (millions)	$225	$277	$297	$294	$279

Ratios to average net assets:
Gross expenses	0.96%[6]	0.92%	0.93%	0.91%	0.92%
Net expenses	0.96 [6]	0.92	0.93	0.91	0.92
Net investment income	7.21	6.69	7.03	7.76	8.15

Portfolio turnover rate	65%	39%	48%	50%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with MHY’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

The total return calculation assumes that distributions are reinvested in accordance with MHY’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by MHY during the period. Without these fees, the gross and net expense ratios would both have been 0.94%

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, but in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield relative to the market price of the shares and the market price may also be affected by trading volume, general market and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below NAV per share.

The following tables set forth the high and low sales prices for HIO Common Shares and MHY Common Shares on the NYSE, the NAV per share and the discount or premium to NAV per share represented by the quotation for each quarterly period during the last two calendar years.

HIO (Acquiring Fund) Fiscal Year End is September 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2014	$6.54	$6.14	(6.12)%	$6.53	$5.96	(8.73)%
September 30, 2014	6.55	6.10	(6.87)	6.30	5.76	(8.57)
December 31, 2014	6.32	5.83	(7.75)	5.93	5.22	(11.97)
March 31, 2015	6.06	5.42	(10.56)	5.98	5.30	(11.37)
June 30, 2015	6.09	5.40	(11.33)	5.94	5.10	(14.14)
September 30, 2015	5.95	5.21	(12.42)	5.62	4.63	(17.62)
December 31, 2015	5.55	4.90	(11.71)	5.25	4.43	(15.62)
March 31, 2016	5.11	4.77	(6.65)	4.93	4.26	(13.59)

MHY (Target Fund) Fiscal Year End is February 281

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2014	$6.32	$5.89	(6.80)%	$6.30	$5.74	(8.89)%
September 30, 2014	6.34	5.82	(8.20)	6.17	5.45	(11.67)
December 31, 2014	6.11	5.53	(9.49)	5.73	5.04	(12.04)
March 31, 2015	5.84	5.28	(9.59)	5.78	5.09	(11.94)
June 30, 2015	5.89	5.21	(11.55)	5.74	4.90	(14.63)
September 30, 2015	5.74	4.97	(13.42)	5.28	4.41	(16.48)
December 31, 2015	5.36	4.77	(11.01)	5.00	4.24	(15.20)
March 31, 2016	4.93	4.55	(7.71)	4.76	4.07	(14.50)

[1]	Fiscal Year End was February 28 for 2014 and 2015 and February 29 for 2016.

As of March 31, 2016, the NAV per share of HIO was $5.11 and the closing price of HIO Common Shares on the NYSE was $4.69, meaning HIO Common Shares were trading at a (8.22)% discount to HIO’s NAV per share. Also as of March 31, 2016, the NAV per share of MHY was $4.93 and the closing price of MHY Common Shares on the NYSE was $4.43, meaning that MHY Common Shares were trading at a (10.14)% discount to MHY’s NAV per share. The trading premium/discount for HIO Common Shares may change after the issuance of additional HIO Common Shares in the Merger and the resulting increase in supply of HIO Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of HIO will be received by stockholders of MHY on the Closing Date, and the information should not be relied upon to reflect the number of shares of HIO that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table As of September 30, 2015 (Unaudited)

	MHY (Target Fund)	HIO (Acquiring Fund)	Pro Forma Adjustments		HIO (Pro Forma Combined Fund)
Total Net Assets	$249,031,185	$457,404,575	$(237,300	)(a)	$706,198,460
Shares Outstanding	47,203,436	83,688,580	$(1,551,639	)(b)	129,340,377
Net Asset Value	$5.28	$5.47			$5.46

(a)	Reflects adjustments for estimated Merger costs of $237,300.

(b)	Reflects adjustments to the number of common shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock-Common Shares”

PORTFOLIO COMPOSITION

As of February 29, 2016, 98.86% of the market value of HIO’s portfolio was invested in long-term securities and 1.14% was invested in short-term securities.

Rating	Number of Issues	Market Value	Percent
AAA	7	$16,083,947	3.86%
AA+, AA, AA	0	—	0
A+, A, A-	3	2,874,565.97	0.69
BBB+, BBB, BBB-	27	31,137,923.73	7.48
Below Investment Grade	303	356,185,335.11	85.57
Not Rated	16	9,985,442.82	2.40

Total	356	$416,267,214.26	100%

As of February 29, 2016, 98.84% of the market value of MHY’s portfolio was invested in long-term securities and 1.16% was invested in short-term securities.

Rating	Number of Issues	Market Value	Percent
AAA	9	$10,525,279.63	4.64%
AA+, AA, AA	0	—	0
A+, A, A-	2	865,794.08	0.38
BBB+, BBB, BBB-	27	17,741,990.89	7.82
Below Investment Grade	299	192,403,133.63	84.84
Not Rated	16	5,246,398.59	2.31

Total	353	$226,782,596.82	100%

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Boards of the Funds, the Managers are responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results, taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors, such as the risk of the broker or dealer in positioning the securities involved. While the Managers generally seek the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Managers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s Management Agreement, and the expenses of the Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

The aggregate amount of brokerage commissions paid during the three most recent fiscal years was $6,074 for MHY and $9,906 for HIO. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as a principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Managers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Shares and, correspondingly, distributions from net investment income will reduce the

Common Shares’ net asset value. In addition, the terms of any borrowings or Fund Preferred Shares (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

HIO Dividend Reinvestment Plan

Under HIO’s Dividend Reinvestment Plan (the “Plan”), a stockholder whose shares of common stock are registered in his own name will have all distributions from HIO reinvested automatically by the plan agent (the “Plan Agent”), as purchasing agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to stockholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the NAV per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by HIO at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), the Plan Agent will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Plan Agent has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, the Plan Agent will attempt to terminate purchases in the open market and cause HIO to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which HIO issues the remaining shares. To the extent the Plan Agent is unable to stop open market purchases and cause HIO to issue the remaining shares, the average per share purchase price paid by the Plan Agent may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by HIO at such NAV. The Plan Agent will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a stockholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by the Plan Agent in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. The Plan Agent’s fees for handling the reinvestment of distributions will be paid by HIO. No brokerage charges apply with respect to shares of common stock issued directly by HIO under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. HIO reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151.

MHY Dividend Reinvestment Plan

Under MHY’s Dividend Reinvestment Plan (the “MHY Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by the Plan Agent, as purchasing agent under the MHY Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the MHY Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the MHY Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent as dividend paying agent.

The number of shares of common stock distributed to participants in the MHY Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the NAV per share of the common stock on the determination date (generally, the record date for the distribution), the MHY Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) the Plan Agent will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before the Plan Agent has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, the Plan Agent will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a MHY Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent the Plan Agent is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by the Plan Agent may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. The Plan Agent will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the MHY Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve MHY Plan participants of any income tax that may be payable on the distributions. Common stock in the account of each MHY Plan participant will be held by the Plan Agent in uncertificated form in the name of each MHY Plan participant.

MHY Plan participants are subject to no charge for reinvesting distributions under the MHY Plan. The Plan Agent’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the MHY Plan. Each MHY Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the MHY Plan.

Experience under the MHY Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the MHY Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning HIO and the acquisition, ownership and disposition of HIO Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset (generally, property held for investment). You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in HIO Common Shares. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold HIO Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax or the Medicare tax on net investment income, or the effects of any state, local or foreign tax laws. You should consult your own tax advisers with regard to the U.S. federal income tax consequences of the acquisition, ownership, or disposition of HIO Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of HIO

HIO has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, HIO must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of HIO’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of HIO’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that HIO controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, HIO generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. HIO intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, HIO must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, HIO will be deemed to have distributed any income or gains on which it paid corporate income tax.

A distribution by HIO will be treated as paid on December 31 of any calendar year if it is declared by HIO in October, November or December with a record date in such a month and paid by HIO during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If HIO failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, HIO would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, HIO could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by HIO of ordinary income (including “market discount” realized by HIO on the sale of debt securities), and of net short-term capital gains, if any, realized by HIO will generally be taxable to stockholders as ordinary income to the extent that such distributions are paid out of HIO’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains that are properly reported by HIO as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of HIO. A distribution of an amount in excess of HIO’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions paid by HIO generally will not be eligible for the dividends received deduction allowance to corporations or for the reduced rates applicable to “qualified dividend income” received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional HIO Common Shares pursuant to the Plan. Stockholders receiving distributions in the form of additional HIO Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless HIO issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

HIO may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by HIO on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of HIO Common Shares

Upon the sale or other disposition of HIO Common Shares, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of HIO Common Shares pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of HIO’s Investments

Certain of HIO’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause HIO to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to stockholders.

Below Investment Grade Securities

HIO may invest a portion of its assets in below investment grade (high-yield) securities, commonly known as “high-yield” securities or “junk bonds.” Investments in these types of securities may present special tax issues for HIO. U.S. federal income tax rules are not entirely clear about issues such as when HIO may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by HIO, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by HIO in zero coupon or other discount securities will result in income to HIO equal to a portion of the excess of the stated redemption price at maturity of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if HIO receives no cash interest payments. If HIO purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, HIO might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed HIO’s purchase price for such package of instruments). Original issue discount is included in determining the amount of income which HIO must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to HIO, HIO may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Market Discount Securities

Gain derived by HIO from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless HIO makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time HIO accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time HIO actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by HIO from sources within foreign countries may be subject to foreign taxes withheld at the source. In that case, HIO’s yield on such investments would be decreased. The United States has entered into tax treaties with many foreign countries that entitle HIO to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of HIO’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, HIO may elect to “pass through” to its stockholders the amount of foreign taxes paid by HIO. If HIO so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by HIO, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from HIO representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions. In certain circumstances, a stockholder that has held his or her HIO Common Shares for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, HIO must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders. Stockholders should consult their own tax advisers regarding the potential application of foreign tax credits.

Backup Withholding

HIO may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide HIO with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from HIO is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from HIO is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by HIO that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from the withholding tax, in each case to the extent that HIO properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.

A foreign stockholder whose income from HIO is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by HIO that are designated as undistributed capital gains and any gains realized upon the sale or exchange of HIO Common Shares. However, a foreign stockholder who is a non-resident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from HIO is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by HIO that are designated as undistributed capital gains and any gains realized upon the sale or exchange of HIO Common Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-exempt foreign stockholder, HIO may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in HIO.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends paid on HIO Common Shares, and, beginning on January 1, 2019, certain capital gain dividends or the gross proceeds from the disposition of HIO Common Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the 30% withholding tax discussed above under “—Foreign Stockholders,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Foreign stockholders should consult their own tax advisers regarding these requirements and whether they may be relevant to the ownership and disposition of HIO Common Shares.

Other Taxation

HIO stockholders may be subject to state, local and foreign taxes on their HIO distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in HIO.

NET ASSET VALUE

Each Fund determines the NAV of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the NAV per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ NAV is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ NAV will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of HIO is 500,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of MHY is 500,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of March 31, 2016:

Fund	Amount Authorized	Amount Outstanding as of March 31, 2016
HIO (Common Shares)	500,000,000	83,688,580
MHY (Common Shares)	500,000,000	47,203,436

There are no material differences between the rights of holders of HIO Common Shares and the holders of MHY Common Shares.

As described above, the authorized capital stock of HIO is 500,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as HIO Common Shares. The outstanding HIO Common Shares are, and the HIO Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All MHY Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each HIO Common Share is entitled to its proportion of HIO’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of MHY is 500,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as MHY Common Shares. The outstanding MHY Common Shares are fully paid and nonassessable. All MHY Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each MHY Common Share is entitled to its proportion of MHY’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that HIO intends to issue new HIO Common Shares to holders of MHY Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. An HIO Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors. An MHY Director may be removed with or without cause with the same vote.

The affirmative vote of 75% of the entire Board of the HIO Fund is required to authorize the conversion of HIO from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of HIO, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of HIO. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors for a period of at least 12 months, or (ii) has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the

Continuing Directors then on the Board of a Fund. On the other hand, the conversion of MHY from a closed-end to an open-end investment company requires a charter amendment. Such a charter amendment would require the approval of a majority of MHY’s directors present at a meeting at which a quorum is present and the affirmative vote of a majority of all the votes entitled to be cast by MHY stockholders.

The affirmative votes of 75% of the entire Board and the holders of 75% of the votes entitled to be cast thereon by the stockholders of HIO are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s Articles of Incorporation to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The affirmative votes of 75% of the entire Board and the holders of 75% of the votes entitled to be cast thereon by the stockholders of MHY are required to effect any of the following actions:

(1) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets;

(2) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment of the Fund’s charter to terminate the existence of the Fund, unless approved by a vote of at least 75% of the “Continuing Directors” as that term is defined in MHY’s charter, in which case the affirmative vote of a majority of the votes entitled to be cast by stockholders shall be required to approve such transaction;

(3) any “Business Combination” as that term is defined in MHY’s charter, unless:

(A) the business combination is approved by 75% of the “Continuing Directors” as that term is defined in MHY’s charter, OR all of the conditions described in paragraphs (B) through (F) below are satisfied, no stockholder vote shall be required to approve such transaction UNLESS otherwise provided in MHY’s charter, required by law, the business combination constitutes any merger, consolidation or share exchange of the Fund with or into any other person, or if the transfer or other disposition in paragraph (B) constitutes a transfer of all or substantially all assets of the Fund with respect to which stockholder approval is required under Maryland Law

(B) The aggregate amount of cash and the fair market value as of the date of the consummation of the business combination, of consideration other than cash to be received per share by holders of any class of outstanding voting stock in such business combination shall be at least equal to the higher of

(x) the highest per share price paid by an “Interested Party” as that term is defined in MHY’s charter for any shares of such voting stock acquired by it within the two-year period immediately prior to the first public announcement of the proposal of the business combination, or in any period between the threshold transaction and the consummation of the business combination, whichever is higher; and

(y) the net asset value per share of such voting stock on the announcement date or on the date of the threshold transaction, whichever is higher.

(C) The consideration to be received by holders of the particular class of outstanding voting stock shall be in cash or in the same form as the interested party has previously paid for shares of any class of voting stock. If the interested party has paid for shares of any class of voting stock with varying forms of consideration, the form of consideration for such class of voting stock shall be either cash or the form used to acquire the largest number of shares of such class of voting stock previously acquired by it.

(D) After the occurrence of the “Threshold Transaction” as that term is defined in MHY’s charter, and prior to the consummation of such business combination, such interested party shall not have become the beneficial owner of any additional shares of voting stock except by virtue of the threshold transaction.

(E) After the occurrence of the threshold transaction, such interested party shall not have received the benefit, directly or indirectly (except proportionally as a stockholder of the Fund), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Fund, whether in anticipation of or in connection with such business combination or otherwise.

(F) A proxy or information statement describing the proposed business combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the interested party, at such interested party’s expense to the stockholders of the Fund at least 30 days prior to the consummation of such business combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).

Each Fund’s Bylaws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days prior to the date of the meeting.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the Charter and Bylaws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (MHY)

Audit Fees. The aggregate fees billed in the fiscal years ended February 28, 2015 and February 29, 2016 for professional services rendered by KPMG for the audit of MHY’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “MHY Audit Fees”) in those fiscal years, were $49,950 and $50,450, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of MHY and for review of MHY’s financial statements, other than the MHY Audit Fees described above (the “MHY Audit-Related Fees”), for the fiscal years ended February 28, 2015 and February 29, 2016 were $0 and $0, respectively.

In addition, there were no MHY Audit-Related Fees billed in the fiscal years ended February 28, 2015 and February 29, 2016 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to MHY (LMPFA and such other entities together, the “MHY Service Affiliates”), that were related to the operations and financial reporting of MHY.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to MHY (the “MHY Tax Fees”) for the fiscal years ended February 28, 2015 and February 29, 2016 were $4,550 and $4,600, respectively.

There were no fees billed by KPMG to the MHY Service Affiliates for tax services for the fiscal years ended February 28, 2015 and February 29, 2016 that were required to be approved by MHY’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by KPMG to MHY (“Other MHY Fees”) for the fiscal years ended February 28, 2015 and February 29, 2016.

There were no other non-audit services rendered by KPMG to the MHY Service Affiliates in the fiscal years ended February 28, 2015 and February 29, 2016.

Generally, the Audit Committee of MHY must approve (a) all audit and permissible non-audit services to be provided to MHY and (b) all permissible non-audit services to be provided to the MHY Service Affiliates that relate directly to the operations and financial reporting of MHY. The MHY Audit Committee may implement policies and procedures by which such services are approved other than by the full MHY Audit Committee but has not yet done so.

The MHY Audit Committee approved 100% of the MHY Audit Related Fees, MHY Tax Fees and Other MHY Fees, if any, for each of the fiscal years ended February 28, 2015 and February 29, 2016.

The MHY Audit Committee shall not approve non-audit services that the MHY Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the MHY Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to MHY by the independent registered public accounting firm, other than those provided to MHY in connection with an audit or a review of the financial statements of MHY. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of MHY; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the MHY Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to MHY, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) MHY, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to MHY during the fiscal year in which the services are provided that would not have to be approved by the MHY Audit Committee; (ii) the permissible non-audit services were not recognized by MHY at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the MHY Audit Committee and approved by the MHY Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to MHY and MHY Service Affiliates for the fiscal years ended February 28, 2015 and February 29, 2016 were $0 and $0, respectively.

The MHY Audit Committee has considered whether the provision of non-audit services to the MHY Service Affiliates that were not pre-approved by the MHY Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to MHY or to the MHY Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (MHY)

At February 11, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of MHY’s capital stock outstanding is noted in the table below. As of the close of business on February 11, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 47,046,708 shares, equal to approximately 99% of MHY’s outstanding shares including the shares shown below.

Percent	Name	Address
7.42%(1)	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187
8.29%(2)	Saba Capital Management, L.P. and affiliates	405 Lexington Avenue 58th Floor New York, NY 10174
5.05%(3)	UBS Group AG and its subsidiaries	Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 28, 2016.
(2)	Based upon information obtained from Schedule 13G/A filed with SEC on February 11, 2016.
(3)	Based upon information obtained from Schedule 13G filed with the SEC on February 9, 2016.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (HIO)

Audit Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2014 and September 30, 2015 for professional services rendered by KPMG for the audit of HIO’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “HIO Audit Fees”) in those fiscal years, were $43,300 and $52,500, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of HIO and for review of HIO’s financial statements, other than the Audit Fees described above (the “HIO Audit-Related Fees”), for the fiscal years ended September 30, 2014 and September 30, 2015 were $0 and $0, respectively.

In addition, there were no HIO Audit-Related Fees billed in the fiscal years ended September 30, 2014 and September 30, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to HIO (LMPFA and such other entities together, the “HIO Service Affiliates”), that were related to the operations and financial reporting of HIO.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to HIO (the “HIO Tax Fees”) for the fiscal years ended September 30, 2014 and September 30, 2015 were $8,240 and $4,400, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended September 30, 2014 and September 30, 2015 that were required to be approved by HIO’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to HIO (“Other HIO Fees”) for the fiscal years ended September 30, 2014 and September 30, 2015.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended September 30, 2014 and September 30, 2015.

Generally, the HIO Audit Committee must approve (a) all audit and permissible non-audit services to be provided to HIO and (b) all permissible non-audit services to be provided to the HIO Service Affiliates that relate directly to the operations and financial reporting of HIO. The HIO Audit Committee may implement policies and procedures by which such services are approved other than by the full HIO Audit Committee but has not yet done so.

The HIO Audit Committee approved 100% of the HIO Audit Related Fees, HIO Tax Fees and Other HIO Fees, if any, for each of the fiscal years ended September 30, 2014 and September 30, 2015.

The HIO Audit Committee shall not approve non-audit services that the HIO Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the HIO Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to HIO by the independent registered public accounting firm, other than those provided to HIO in connection with an audit or a review of the financial statements of HIO. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of HIO; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the HIO Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to HIO, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) HIO, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to HIO during the fiscal year in which the services are provided that would not have to be approved by the HIO Audit Committee; (ii) the permissible non-audit services were not recognized by HIO at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the HIO Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to HIO and Service Affiliates for the fiscal years ended September 30, 2014 and September 30, 2015 were $0 and $0, respectively.

The HIO Audit Committee has considered whether the provision of non-audit services to the HIO Service Affiliates that were not pre-approved by the HIO Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to HIO or to the HIO Service Affiliates that were required to be pre-approved by the HIO Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (HIO)

At February 11, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of HIO’s capital stock outstanding is noted in the table below. As of the close of business on February 11, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 83,006,287 shares, equal to approximately 99% of HIO’s outstanding shares, including the shares shown below.

Percent	Name	Address
6.3%(1)	Morgan Stanley and Morgan Stanley Smith Barney	1585 Broadway New York, NY 10036

(1)	Based upon information obtained from Schedule 13G filed with SEC on February 11, 2016.

OTHER BUSINESS

The Funds’ Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Funds’ Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Meeting and a proxy card, are first being mailed to MHY and HIO stockholders on or about             , 2016 or as soon as practicable thereafter.

Only stockholders of record of MHY and HIO at the close of business on February 1, 2016 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On March 31, 2016, there were 47,203,436 outstanding MHY Common Shares and 83,688,580 outstanding HIO Common Shares.

A quorum of MHY stockholders is required to take action at the Meeting. A majority of the outstanding MHY Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Similarly, a quorum of HIO stockholders is required to take action at the Meeting. A majority of the outstanding HIO Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Funds, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposals 2A and 2B.

Broker-dealer firms holding MHY Common Shares or HIO Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Merger before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to a proposal. If a service agent is not a member of the

NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a proposal. A signed proxy card or other authorization by a beneficial owner of MHY Common Shares or HIO Common Shares that does not specify how the beneficial owner’s shares should be voted on the proposed Merger will be deemed an instruction to vote such shares in favor of the proposed Merger.

If you hold MHY Common Shares or HIO Common Shares through a service agent that has entered into a service agreement with either Fund, the service agent may be the record holder of your MHY Common Shares or HIO Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of MHY at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposed Merger.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

Because the Merger in Proposal 1 has been approved by at least 75% of MHY’s “Continuing Directors,” as that term is defined in MHY’s Charter, that Proposal must be approved by the holders of a majority of the outstanding MHY Common Shares. Similarly, because the Merger in Proposal 1 has been approved by at least 75% of HIO’s “Continuing Directors,” as that term is defined in HIO’s Bylaws, that Proposal must be approved by the holders of a majority of the outstanding HIO Common Shares.

Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Proposals 2A & 2B:

A fundamental investment policy cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of each Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Approval of Proposals 2A and 2B will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions effectively result in a vote AGAINST Proposals 2A or 2B. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposals 2A or 2B.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting, it is advisable to defer action on the Proposals, the chairman of the Meeting may propose one or more adjournments of the Meeting with respect to the Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

OTHER BUSINESS

The Board of each Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

Appraisal Rights

Under the Maryland General Corporation Law, holders of MHY Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $212,100, and will be borne half by the Funds, equally, and half by LMPFA, or an affiliate thereof. Any additional costs of the Meeting, estimated to be $262,500, will be borne half by the Funds and half by LMPFA, or an affiliate thereof. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Funds, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Funds. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses. In addition, the Funds have retained Georgeson Inc. (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson will be paid approximately $212,547 for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by the Funds. Georgeson may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund.

Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021 serves as each Fund’s transfer, stockholder services and dividend paying agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accountants.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of HIO Common Shares will be passed upon by Foley & Lardner LLP, 3000 K Street, N.W., Suite 600, Washington, D.C. 20007.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this [            ] day of [            ], between Western Asset Managed High Income Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and Western Asset High Income Opportunity Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.	BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and an investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and an investment company.

Each share of Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(p)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2.	REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-07921) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended February 29, 2016.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended September 30, 2015.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(n) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since September 30, 2015 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since September 30, 2015, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All material federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquiring Fund has elected to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes and for each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquiring Fund intends to continue to meet such requirements and to so compute its federal income tax for each subsequent taxable year.

(m) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(n) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(p) The Acquiring Fund is authorized to issue [            ] shares of capital stock, par value $0.001 per share, all of which shares are classified as Common Stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-07396), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended September 30, 2015.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended February 29, 2016.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since February 29, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 29, 2016, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All material federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquired Fund has elected to be treated as a RIC for U.S. federal income tax purposes and for each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund intends to continue to meet such requirements and to so compute its federal income tax for the taxable year ending on the Effective Date.

(m) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(n) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

(r) At or prior to the Effective Date, the Acquired Fund will have obtained any and all regulatory, board and stockholder approvals necessary to enter into and consummate the transactions contemplated by this Agreement.

3.	EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Conversion of Acquired Fund Common Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund and the Acquiring Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Common Stock Consideration”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase (the “Common Cash Consideration” and, together with Common Stock Consideration, the “Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

(c) Cancellation of Acquired Fund Common Stock. On the Effective Date, all shares of the Acquired Fund Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates

(the “Common Certificates”) or book entry shares (“Common Book-Entry Shares”) which, immediately prior to the Effective Date, represented such shares of the Acquired Fund Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Common Certificates or Common Book-Entry Shares in accordance with paragraph 3.2, the Merger Consideration.

3.2 Surrender of Shares.

(a) Paying Agent. Prior to the Effective Date, the Acquiring Fund shall designate American Stock Transfer & Trust Company as paying agent for the payment of the Merger Consideration (the “Paying Agent”) as provided in this Article 3. At or prior to the Closing, the Acquiring Fund shall deposit (or cause to be deposited) with the Paying Agent, for the benefit of the holders of Certificates or Book-Entry Shares, cash in an amount sufficient to make all payments of Common Cash Consideration pursuant to paragraph 3.1(a) (the “Cash Consideration”). Such funds may be invested by the Paying Agent as directed by the Acquiring Fund; provided that (a) no such investment or losses thereon shall affect the Cash Consideration payable to the holders of Acquired Fund Common Stock, and following any losses, the Acquiring Fund shall promptly deposit (or cause to be deposited) additional funds to the Paying Agent for the benefit of the stockholders of the Acquired Fund in the amount of any such losses and (b) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Any interest or income produced by such investments will be payable to the Acquiring Fund, as the Acquiring Fund directs.

(b) Payment Procedures.

(i) As promptly as practicable after the Effective Date, the Acquiring Fund shall cause to be mailed to each record holder, as of the Effective Date, of a Certificate or a Book-Entry Share a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration.

(ii) Upon surrender to the Paying Agent of Common Certificates or of Common Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Common Certificates or Common Book-Entry Shares shall be entitled to receive in exchange therefor (i) Common Stock Consideration in the form of separate certificates or share deposit receipts for Acquiring Fund Common Stock and (ii) cash in an amount equal to the Common Cash Consideration, for each share formerly represented by such Common Certificate or Common Book-Entry Shares (less any required withholding taxes) and such Common Certificate or Common Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Common Certificates or Common Book-Entry Shares on the Common Cash Consideration.

(iii) If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Acquiring Fund that such tax either has been paid or is not applicable.

(iv) Until surrendered as contemplated by, and in accordance with, this paragraph 3.2, each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Date to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this paragraph 3.

(v) At any time following the date that is six months after the Effective Date, the Acquiring Fund shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been deposited with the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to the Acquiring Fund (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable (without interest) upon due surrender of their Certificates or Book-Entry Shares. The Acquiring Fund shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Acquired Fund Common Stock for Merger Consideration. None of the Acquiring Fund, the Acquired Fund or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any Cash Consideration remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of the Acquiring Fund free and clear of any claims or interests of any person previously entitled thereto. All cash paid in accordance with the terms of this Article 3 in respect of Certificates or Book-Entry Shares that have been surrendered in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Acquired Fund Common Stock represented thereby.

(vi) After the Effective Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Effective Date. After the Effective Date, Certificates or Book-Entry Shares presented to the Paying Agent for transfer shall be canceled and exchanged for the Merger Consideration, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Acquiring Fund or the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock such amounts as the Acquiring Fund or the Paying Agent shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock in respect of which such deduction and withholding was made.

3.4 Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Acquiring Fund, the posting by such person of a bond in customary amount and upon such terms as the Acquiring Fund may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as applicable, pursuant to this Agreement.

4.	COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund and the Acquiring Fund shall hold a meeting of its respective stockholders for the purpose of considering the Merger as described herein, which meeting has been called for [ ], 2016, and any adjournments or postponements thereof.

(b) The Acquired Fund and the Acquiring Fund mailed to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as an investment company will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice

President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since September 30, 2015, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on [            ], 2016 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Acquiring Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Foley & Lardner LLP as to matters of Maryland law.

5.4 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.5 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since February 29, 2016, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Foley & Lardner LLP, as to matters of Maryland law.

6.4 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.5 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.6 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.7 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of a majority of the outstanding shares of Acquired Fund Common Stock and Acquiring Fund Common Stock; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Approval of Fundamental Investment Policy. A fundamental investment policy shall have been approved by the affirmative vote of a majority of the outstanding shares of the Acquiring Fund Common Stock.

7.3 Regulatory Filings.

(a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(b) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.4 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.5 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.6 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized by the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized by the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized by the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred pursuant to the Merger will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund, with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock (assuming such Acquired Fund Common Stock was held as a capital asset).

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.6.

7.7 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8.	INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.	BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. The costs of Merger, including the costs of preparing, printing, assembling and mailing material in connection with the solicitation of proxies are estimated to be for the Acquired Fund and the Acquiring Fund approximately $212,100 and $262,500, respectively. Legg Mason Partners Fund Advisor, LLC, or an affiliate thereof, will bear half the costs of the Merger, whether or not the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10.	COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13.	TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14.	MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17.	ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Western Asset Managed High Income Fund Inc.

By:
Name: Jane E. Trust
Title: President, Chairman and Chief Executive Officer

Western Asset High Income Opportunity Fund Inc.

By:
Name: Jane E. Trust
Title: President, Chairman and Chief Executive Officer

(With respect to paragraph 9.2 only)

Legg Mason Partners Fund Advisor, LLC

By:
Name:
Title: President

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Bonds rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Bonds rated “B” are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Bonds rated “CCC” are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Bonds rated “CC” are currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to bonds that are currently highly vulnerable to nonpayment, bonds that have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Bonds rated “B” are considered speculative and are subject to high credit risk.

Caa	Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Bonds rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings:

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade Long-Term Credit Ratings:

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

Default. “D” ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Notes to Long-term and Short-term ratings for Fitch:

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as evolving.

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

PROXY VOTING POLICY

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western

Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING POLICY AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in Western Asset’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where Western Asset is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 17, 2016

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated             , 2016, relating specifically to the proposed merger of Western Asset Managed High Income Fund Inc. (“MHY”) with and into Western Asset High Income Opportunity Fund Inc. (“HIO,” and together with MHY, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting each Fund at (888) 777-0102, by writing each Fund at the address listed above or by visiting our website at www.lmcef.com. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

A Joint Special Meeting of Stockholders of MHY and HIO, at which stockholders of MHY and HIO will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 30, 2016 at 11:00 a.m., Eastern Daylight Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated                 , 2016 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	Western Asset Managed High Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended February 29, 2016, filed on April 25, 2016 (accession no. 0001193125-16-554185).

•	Western Asset High Income Opportunity Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended September 30, 2015, filed on November 24, 2015 (accession no. 0001193125-15-386792).

PRO FORMA FINANCIAL STATEMENTS

Western Asset Managed High Income Fund Inc. (Target Fund) and Western Asset High Income Opportunity Fund Inc. (Acquiring Fund)

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the fiscal year ended February 29, 2016 for the Target Fund, and for the fiscal year ended September 30, 2015 for the Acquiring Fund.

At a meeting held on November 11 and 12, 2015, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets, and assume all of the liabilities, of the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter be terminated as a series of the Trust (the “Reorganization”).

The unaudited pro forma information set forth below for the year ended September 30, 2015 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at October 1, 2014. Legg Mason Partners Fund Advisor, LLC (the “LMPFA”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the investment subadvisers of each of the Target Fund and the Acquiring Fund.

Both the Target and Acquiring Funds pay a management fee, calculated daily and paid monthly, at an annual rate of 0.80% of each Fund’s average daily net assets. The manager pays Western 70% of the net management fee it receives from each of the Target Fund and the Acquiring Fund. In turn, Western pays Western Limited a subadvisory fee of 0.30% on the Target and Acquiring Funds’ assets managed by Western Limited.

The Target Fund and Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

Western Asset High Income Opportunity Fund Inc. and Western Asset Managed High Income Fund Inc. were both incorporated in Maryland and are both registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of September 30, 2015, the net assets of the Target Fund were $249,031,185, and the net assets of the Acquiring Fund were $457,404,575. The net assets of the combined fund less 50% of the Target Fund’s Merger costs of $212,100 and less 50% of the Acquiring Fund’s Merger costs of $262,500 as of September 30, 2015 would have been $706,198,460.

As of September 30, 2015, the shares outstanding of the Target Fund were 47,203,436, and the shares outstanding of the Acquiring Fund were 83,688,580. The adjustment to the shares outstanding of the combined fund as of September 30, 2015 would have been (1,551,639) and total shares outstanding would have been $129,340,377.

On a pro forma basis for the year ended February 29, 2016, the proposed Reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Audit and tax fees	$(55,600)
Transfer agent fees	$(53,334)
Fund accounting fees	$(25,521)
Legal fees	$(18,722)
Shareholder reporting fees	$(14,489)
Miscellaneous fees	$(9,893)
Listing fees	$(2)

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Reorganization.

Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Each Fund’s policy is to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in each of the Fund’s financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

It is anticipated that no holdings will be sold from the Target or Acquiring Fund as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is generally recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the reorganization. Target Fund stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the reorganization in lieu of fractional shares.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of September 30, 2015, the Target Fund and the Acquiring Fund had the following capital loss carryovers for federal income tax purposes:

Target Fund
Year of Expiration	Amount
No Expiration(1)	$(3,750,476)
2/28/2017	(6,640,949)
2/28/2018	(35,714,593)
2/28/2019	(5,212,866)

$(51,318,884)

Acquiring Fund
Year of Expiration	Amount
No Expiration(1)	$(24,092,664)
9/30/2016	(2,157,094)
9/30/2017	(17,968,287)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)

$(104,927,045)

(1)

Both Funds are permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to their other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Funds’ other capital losses listed above.

LMPFA, or an affiliate thereof, will pay 50% of the Target and Acquiring Funds’ reorganization costs. The estimated reorganizations costs of the Target Fund and Acquiring Fund are $212,100 and $262,500, respectively. LMPFA, or an affiliate thereof, will pay 50% of each Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant has entered into an Indemnification Agreement with each director whereby the Registrant has agreed to indemnify each director against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to the such director.

Sections 3 and 4 of Article VI of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and may adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

Exhibit No.		Exhibit
1	(a)	Articles of Incorporation, dated July 30, 1993.(1)
1	(b)	Articles of Amendment, dated August 2, 1993.(1)
1	(c)	Articles of Amendment, dated December 16, 1994.(1)
1	(d)	Articles of Amendment, dated October 9, 2006.(1)
1	(e)	Articles Supplementary, dated February 27, 2007.(1)

2		Amended and Restated Bylaws.(1)

Exhibit No.		Exhibit
3		Not applicable.

4		Form of Agreement and Plan of Merger is included in Part A of the Registration Statement on Form N-14.

5		Not applicable

6	(a)	Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC with respect to Registrant, dated August 1, 2006.(1)

6	(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant, dated August 1, 2006.(1)

6	(c)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited with respect to Registrant, dated August 1, 2006.(1)

7		Not applicable.

8		Not applicable

9		Custodian Services Agreement with State Street Bank and Trust Company.(2)

10		Not applicable.

11		Opinion and Consent of Foley & Lardner LLP as to the legality of the securities being registered.(3)

12		Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.(3)

13		Not applicable.

14	(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Managed High Income Fund Inc.*

14	(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset High Income Opportunity Fund Inc.*

15		Not applicable.

16		Power of Attorney.(2)

17	(a)	Forms of Proxy Card.*

17	(b)	Code of Ethics of the Registrant and Legg Mason Partners Fund Advisor, LLC.(3)

17	(c)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited.(3)

17	(d)	Transfer Agency and Services Agreement with Computershare Trust Company, N.A.(4)

17	(e)	Fund Accounting Services Agreement with State Street Bank and Trust Company.(2)

(1)	Filed on March 15, 2013 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-187302 and 811-07920) and incorporated by reference herein.
(2)	Filed on January 12, 2016 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-208957 and 811-07920) and incorporated by reference herein.
(3)	Filed on March 8, 2016 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-208957 and 811-07920) and incorporated by reference herein.
(4)	Filed on April 7, 2016 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-208957 and 811-07920) and incorporated by reference herein.
*	Filed herewith.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to promptly file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.

SIGNATURES

As required by the Securities Act of 1933, as amended, this amendment to the registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 17th day of May, 2016.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

By:	/S/ JANE E. TRUST
Jane E. Trust
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JANE E. TRUST	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	May 17, 2016
Jane E. Trust

/S/ RICHARD F. SENNETT*	Principal Financial Officer (Principal Financial Officer)	May 17, 2016
Richard F. Sennett

/S/ ROBERT D. AGDERN*	Director	May 17, 2016
Robert D. Agdern

/S/ CAROL L. COLMAN*	Director	May 17, 2016
Carol L. Colman

/S/ DANIEL P. CRONIN*	Director	May 17, 2016
Daniel P. Cronin

/S/ PAOLO M. CUCCHI*	Director	May 17, 2016
Paolo M. Cucchi

/S/ LESLIE H. GELB*	Director	May 17, 2016
Leslie H. Gelb

/S/ WILLIAM R. HUTCHINSON*	Director	May 17, 2016
William R. Hutchinson

/S/ EILEEN KAMERICK*	Director	May 17, 2016
Eileen Kamerick

/S/ DR. RIORDAN ROETT*	Director	May 17, 2016
Dr. Riordan Roett

*BY:	/S/ JANE E. TRUST
Jane E. Trust,
Attorney-in-Fact, May 17, 2016

The original powers of attorney authorizing Jane E. Trust to execute this Registration Statement, and any amendments thereto, for each a trustee of the Registrant on whose behalf this Registration Statement is filed have been executed and incorporated by reference herein as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Exhibit
14(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Managed High Income Fund Inc.

14(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset High Income Opportunity Fund Inc.

17(a)	Forms of Proxy Card.